UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-3333

Exact name of registrant as specified in charter:  USAA TAX EXEMPT FUND, INC.

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:      EILEEN M. SMILEY
                                            USAA TAX EXEMPT FUND, INC.
                                            9800 FREDERICKSBURG ROAD
                                            SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-4103

Date of fiscal year end:   MARCH 31

Date of reporting period:  MARCH 31, 2005




ITEM 1.  REPORT TO STOCKHOLDERS.
USAA SHORT-TERM FUND - ANNUAL REPORT FOR FISCAL YEAR ENDING
MARCH 31, 2005

[LOGO OF USAA]
   USAA(R)

                              USAA SHORT-TERM Fund

                                        [GRAPHIC OF USAA SHORT-TERM FUND]

                     A n n u a l   R e p o r t

--------------------------------------------------------------------------------
  MARCH 31, 2005                                  USAA NATIONAL TAX-EXEMPT FUNDS

Table of CONTENTS
--------------------------------------------------------------------------------

MESSAGE FROM THE PRESIDENT                                                   2

INVESTMENT OVERVIEW & MANAGERS' COMMENTARY                                   5

FINANCIAL INFORMATION

    Distributions to Shareholders                                           16

    Report of Independent Registered Public Accounting Firm                 17

    Portfolio of Investments                                                18

    Notes to Portfolio of Investments                                       33

    Financial Statements                                                    34

    Notes to Financial Statements                                           37

EXPENSE EXAMPLE                                                             45

DIRECTORS' AND OFFICERS' INFORMATION                                        47

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2005, USAA. All rights reserved.

2

 M E S S A G E
==============------------------------------------------------------------------
               from the PRESIDENT

                                                       "

                                     . . . YOUR USAA FIXED-INCOME TEAM
[PHOTO OF CHRISTOPHER W. CLAUS]           HAS CONSISTENTLY DELIVERED
                                       'BEST-IN-CLASS' PERFORMANCE . . .

                                                       "

                                                                      April 2005
--------------------------------------------------------------------------------

                 Over the years, your USAA fixed-income team has consistently delivered "best-in-class" performance by concentrating on risk management and taking a disciplined view of income accumulation and the interest-rate environment. In the months ahead, your portfolio management team will be paying special attention to the rate of inflation and its impact on long-term interest rates. Since June 2004, the Federal Reserve Board (the Fed) has steadily increased short-term rates, improving the yields of most money markets. We expect the Fed to maintain its measured pace through the end of 2005.

                 But longer-term rates haven't followed. Why? In congressional testimony, Fed Chairman Alan Greenspan said that the low level of long-term rates was a "conundrum." Apparently, the bond market did not expect long-term rates to rise very far. (While the Fed sets short-term rates, market sentiment controls longer-term interest rates.) If inflation increases, however, the market may decide to push rates higher. Although we do not anticipate a dramatic increase, we believe rates could gradually trend upward over the next 12 months, with the 10-year Treasury reaching a target range of 4.75% to 5%.

                 In this environment, our strategy is threefold. First, we work hard to generate high current income, which is critical to long-term returns. Second, we look to limit share-price volatility by

 . . . C O N T I N U E D
========================--------------------------------------------------------

                 positioning the portfolio at advantageous points along the yield curve. Third, we maintain our focus on credit analysis. Using credit analysis, we evaluate opportunities in the market to determine if they offer adequate reward for their given level of risk.

                 Going forward, your portfolio management team will continue working hard on your behalf. We will also remain committed to providing you with tax-exempt income that is not subject to the alternative minimum tax (AMT) for individual taxpayers.

                 From everyone at USAA, thank you for your business and the opportunity to serve your investment needs.

                 Sincerely,

                 /S/ CHRISTOPHER W. CLAUS

                 Christopher W. Claus
                 President and Vice Chairman of the Board

                 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. O AS INTEREST RATES RISE, EXISTING BOND PRICES FALL. O SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES OR THE FEDERAL ALTERNATIVE MINIMUM TAX.

4

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         from the PRESIDENT

[LOGO OF LIPPER FUND AWARDS     FIVE USAA TAX-EXEMPT MUTUAL FUNDS AWARDED THE
        USA 2005]               2005 LIPPER FUND AWARD FOR CONSISTENT RETURN

I am pleased to announce that USAA's tax-exempt bond funds continue to be recognized for the consistency of their performance through all market cycles. Recently, the tax-exempt USAA New York Bond Fund and USAA Virginia Bond Fund were named "Best Fund for Consistent Return" in their respective categories for the five-year period ending December 31, 2004. Lipper, a leading global provider of mutual fund information and analysis, also named the tax-exempt USAA Long-Term Fund, USAA California Bond Fund, and USAA Florida Tax-Free Income Fund as "Best Fund for Consistent Return" in their respective categories for the 10-year period ended December 31, 2004.

Lipper presents these awards annually to the fund in each Lipper classification that achieved the highest consistent return scores. A fund's consistent return score evaluates its risk-adjusted returns, adjusted for volatility and the strength of the fund's performance relative to peers, for the overall time periods ended December 31, 2004. Consistent return is a quantitative metric that incorporates risk-adjusted return and the strength of the fund's performance trend.

This is the third year that Lipper Fund awards have been presented to U.S.-based mutual fund winners. The awards are given to funds in 17 countries in Asia, Europe, and the United States.

CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE USAA MUTUAL FUNDS CAREFULLY BEFORE INVESTING. CONTACT US AT (800) 531-8448 FOR A PROSPECTUS CONTAINING THIS AND OTHER INFORMATION ABOUT THE FUNDS FROM USAA INVESTMENT MANAGEMENT COMPANY, DISTRIBUTOR. READ IT CAREFULLY BEFORE INVESTING.

The USAA funds were chosen among 99, 43, and 22 funds in the categories of General Municipal Debt Funds, California Municipal Debt Funds, and Florida Municipal Debt Funds, respectively, for the 10-year period and among 87 and 30 New York Municipal Debt Funds and Virginia Bond Funds, respectively, for the 5-year period. Lipper Fund Awards are not intended to predict future results and Lipper does not guarantee the accuracy of this information. A detailed explanation of the Consistent Return calculation methodology is available at www.lipperleaders.com. Lipper is a leading global provider of mutual fund research.

 I N V E S T M E N T
====================------------------------------------------------------------
                     OVERVIEW

USAA SHORT-TERM FUND

OBJECTIVE
--------------------------------------------------------------------------------

                 Interest income that is exempt from federal income tax.

TYPES OF INVESTMENTS
--------------------------------------------------------------------------------

                 Invests primarily in investment-grade tax-exempt securities. The dollar-weighted average portfolio maturity for the Fund is three years or less.

---------------------------------------------------------------------------------------------------
                                                              3/31/05                  3/31/04
---------------------------------------------------------------------------------------------------
Net Assets                                                 $1,282.8 Million        $1,358.6 Million
Net Asset Value Per Share                                       $10.68                  $10.88
Tax-Exempt Dividends Per Share Last 12 Months                   $0.280                  $0.283
Capital Gain Distributions Per Share Last 12 Months                -                       -

---------------------------------------------------------------------------------------------------
                                                              3/31/05                  3/31/04
---------------------------------------------------------------------------------------------------
Dollar-Weighted Average Portfolio Maturity                   1.8 Years                2.2 Years

                 DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY IS OBTAINED BY MULTIPLYING THE DOLLAR VALUE OF EACH INVESTMENT BY THE NUMBER OF DAYS LEFT TO ITS MATURITY, THEN ADDING THOSE FIGURES TOGETHER AND DIVIDING THEM BY THE TOTAL DOLLAR VALUE OF THE FUND'S PORTFOLIO.

--------------------------------------------------------------------------------
          30-DAY SEC YIELD* AS OF 3/31/05
--------------------------------------------------------------------------------

30-DAY SEC YIELD                              2.42%

*CALCULATED AS PRESCRIBED BY THE SECURITIES AND EXCHANGE COMMISSION.

                 NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED NET INVESTMENT INCOME DIVIDENDS AND REALIZED CAPITAL GAIN DISTRIBUTIONS.

6

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         OVERVIEW

AVERAGE ANNUAL COMPOUNDED RETURNS WITH REINVESTMENT OF DIVIDENDS -- PERIODS ENDING MARCH 31, 2005

----------------------------------------------------------------------------------------------
                   TOTAL RETURN         =         DIVIDEND RETURN         +       PRICE CHANGE
----------------------------------------------------------------------------------------------
10 YEARS              4.27%             =             4.07%               +          0.20%
5 YEARS               3.88%             =             3.46%               +          0.42%
1 YEAR                0.75%             =             2.59%               +         (1.84%)

         THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS
FOR THE 10-YEAR PERIOD ENDING MARCH 31, 2005

    [BAR CHART OF ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND
     RETURNS FOR THE 10-YEAR PERIOD ENDING MARCH 31, 2005]

                  ------------       ---------------       ---------------------
                  TOTAL RETURN       DIVIDEND RETURN       CHANGE IN SHARE PRICE
                  ------------       ---------------       ---------------------
3/31/1996            5.83%                4.87%                   0.96%
3/31/1997            4.70%                4.70%                   0.00%
3/31/1998            6.35%                4.74%                   1.61%
3/31/1999            4.46%                4.65%                  -0.19%
3/31/2000            2.05%                4.48%                  -2.43%
3/31/2001            6.99%                4.79%                   2.20%
3/31/2002            3.60%                3.97%                  -0.37%
3/31/2003            5.44%                3.37%                   2.07%
3/31/2004            2.73%                2.64%                   0.09%
3/31/2005            0.75%                2.59%                  -1.84%

                        [END OF CHART]

         TOTAL RETURN EQUALS DIVIDEND RETURN PLUS SHARE PRICE CHANGE AND ASSUMES REINVESTMENT OF ALL NET INVESTMENT INCOME DIVIDENDS AND REALIZED CAPITAL GAIN DISTRIBUTIONS. DIVIDEND RETURN IS THE NET INVESTMENT INCOME DIVIDENDS RECEIVED OVER THE PERIOD, ASSUMING REINVESTMENT OF ALL DIVIDENDS. SHARE PRICE CHANGE IS THE CHANGE IN NET ASSET VALUE OVER THE PERIOD ADJUSTED FOR REALIZED CAPITAL GAIN DISTRIBUTIONS. THE TOTAL RETURNS QUOTED DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

 . . . C O N T I N U E D
========================--------------------------------------------------------

--------------------------------------------------------------------------------
TAXABLE EQUIVALENT ILLUSTRATION
--------------------------------------------------------------------------------

To match the USAA Short-Term Fund's Dividend Returns,
and assuming marginal federal tax rates of:    25.00%   28.00%   33.00%   35.00%

A FULLY TAXABLE INVESTMENT MUST PAY THE FOLLOWING:

                      DIVIDEND
PERIOD             RETURN OF FUND
------             --------------

10 Years                4.07%        5.43%       5.65%        6.07%        6.26%
5 Years                 3.46%        4.61%       4.81%        5.16%        5.32%
1 Year                  2.59%        3.45%       3.60%        3.87%        3.98%


To match the USAA Short-Term Fund's closing 30-day SEC Yield of 2.42%,
A FULLY TAXABLE INVESTMENT MUST PAY: 3.23%       3.36%        3.61%        3.72%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.

SOME INCOME MAY BE SUBJECT TO FEDERAL, STATE, OR LOCAL TAXES, OR THE FEDERAL ALTERNATIVE MINIMUM TAX.

8

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         OVERVIEW

                        CUMULATIVE PERFORMANCE COMPARISON

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                LEHMAN BROTHERS         USAA          LIPPER SHORT        LIPPER SHORT
                MUNICIPAL BOND       SHORT-TERM      MUNICIPAL DEBT      MUNICIPAL DEBT
                    INDEX               FUND          FUNDS INDEX        FUNDS AVERAGE
                ---------------      ----------      --------------      --------------
03/31/95          $10000.00          $10000.00         $10,000.00          $10000.00
04/30/95           10011.80           10027.37          10,022.49           10031.05
05/31/95           10331.27           10156.46          10,119.30           10137.44
06/30/95           10240.98           10158.02          10,153.53           10176.21
07/31/95           10337.86           10236.72          10,214.16           10233.54
08/31/95           10469.05           10316.42          10,263.05           10285.85
09/30/95           10535.20           10366.10          10,280.66           10310.14
10/31/95           10688.35           10428.56          10,335.42           10359.01
11/30/95           10865.92           10500.03          10,395.07           10421.71
12/31/95           10970.22           10540.11          10,438.10           10464.13
01/31/96           11053.11           10594.27          10,504.60           10530.15
02/29/96           10978.45           10595.17          10,518.29           10544.57
03/31/96           10838.20           10582.93          10,483.09           10524.31
04/30/96           10807.46           10606.19          10,493.62           10535.68
05/31/96           10803.35           10627.33          10,516.72           10557.46
06/30/96           10921.09           10685.41          10,556.10           10594.65
07/31/96           11019.90           10738.18          10,609.29           10642.87
08/31/96           11017.43           10770.38          10,630.67           10666.40
09/30/96           11171.40           10833.16          10,681.97           10721.64
10/31/96           11297.65           10904.57          10,743.22           10781.57
11/30/96           11504.60           10985.36          10,810.36           10852.57
12/31/96           11456.02           11007.63          10,827.35           10869.08
01/31/97           11477.70           11038.74          10,868.49           10905.73
02/28/97           11583.09           11100.92          10,914.84           10953.60
03/31/97           11428.57           11080.13          10,895.41           10922.46
04/30/97           11524.36           11133.51          10,932.99           10961.69
05/31/97           11697.82           11207.48          10,998.23           11029.20
06/30/97           11822.42           11273.72          11,056.87           11086.17
07/31/97           12149.86           11401.75          11,142.99           11179.75
08/31/97           12035.96           11399.41          11,145.16           11178.34
09/30/97           12178.67           11477.69          11,207.13           11241.06
10/31/97           12257.17           11521.26          11,248.64           11281.69
11/30/97           12329.35           11572.86          11,284.18           11315.80
12/31/97           12509.13           11652.20          11,349.19           11379.55
01/31/98           12638.12           11716.30          11,408.45           11438.20
02/28/98           12641.97           11748.74          11,439.26           11467.41
03/31/98           12653.22           11783.42          11,468.38           11491.07
04/30/98           12596.13           11763.01          11,470.18           11487.77
05/31/98           12795.39           11860.66          11,538.85           11562.56
06/30/98           12845.89           11909.06          11,579.58           11603.47
07/31/98           12878.00           11943.21          11,619.26           11637.00
08/31/98           13076.99           12044.01          11,699.15           11722.28
09/30/98           13240.02           12123.12          11,756.31           11786.26
10/31/98           13239.74           12156.73          11,799.98           11826.91
11/30/98           13286.13           12182.22          11,825.64           11849.40
12/31/98           13319.61           12229.29          11,868.87           11892.45
01/31/99           13477.98           12283.55          11,931.64           11960.17
02/28/99           13419.24           12293.42          11,946.96           11968.74
03/31/99           13437.63           12308.39          11,970.00           11987.82
04/30/99           13471.12           12354.36          12,002.88           12018.33
05/31/99           13393.17           12350.42          12,009.36           12021.94
06/30/99           13200.50           12296.29          11,978.27           11977.77
07/31/99           13248.53           12339.79          12,020.29           12015.20
08/31/99           13142.31           12339.12          12,027.89           12017.05
09/30/99           13147.80           12372.86          12,060.21           12046.76
10/31/99           13005.35           12368.62          12,068.19           12051.51
11/30/99           13143.68           12429.80          12,110.12           12091.99
12/31/99           13045.70           12430.16          12,114.99           12093.83
01/31/00           12988.89           12419.01          12,123.11           12095.13
02/29/00           13139.84           12477.15          12,164.61           12140.72
03/31/00           13426.93           12560.27          12,222.55           12201.21
04/30/00           13347.61           12569.49          12,239.18           12212.55
05/31/00           13278.17           12588.49          12,259.58           12225.23
06/30/00           13630.03           12723.03          12,351.75           12330.07
07/31/00           13819.68           12820.63          12,425.10           12409.23
08/31/00           14032.66           12907.25          12,493.65           12479.12
09/30/00           13959.66           12931.12          12,522.59           12504.67
10/31/00           14111.98           12995.97          12,577.31           12556.49
11/30/00           14218.75           13046.19          12,620.63           12596.85
12/31/00           14570.06           13179.84          12,713.43           12707.52
01/31/01           14714.43           13317.28          12,822.48           12831.99
02/28/01           14761.09           13365.97          12,865.48           12873.42
03/31/01           14893.38           13437.69          12,930.09           12942.36
04/30/01           14731.99           13413.57          12,941.03           12944.23
05/31/01           14890.63           13513.05          13,025.70           13034.16
06/30/01           14990.26           13585.52          13,076.94           13084.48
07/31/01           15212.30           13685.81          13,149.01           13162.36
08/31/01           15462.88           13794.59          13,234.21           13256.50
09/30/01           15411.01           13822.21          13,265.04           13297.50
10/31/01           15594.62           13894.25          13,324.77           13355.47
11/30/01           15463.16           13861.92          13,312.48           13331.45
12/31/01           15316.87           13851.61          13,322.31           13341.99
01/31/02           15582.55           13944.81          13,397.53           13425.95
02/28/02           15770.28           14038.33          13,463.71           13495.52
03/31/02           15461.23           13922.79          13,387.85           13387.99
04/30/02           15763.42           14068.12          13,486.51           13506.32
05/31/02           15859.20           14112.47          13,530.74           13557.98
06/30/02           16026.90           14202.48          13,597.88           13636.39
07/31/02           16233.02           14294.97          13,662.74           13708.17
08/31/02           16428.16           14376.64          13,714.29           13768.46
09/30/02           16787.98           14479.94          13,771.54           13830.71
10/31/02           16509.68           14387.01          13,707.13           13765.27
11/30/02           16441.06           14414.12          13,738.21           13790.43
12/31/02           16787.98           14544.91          13,838.22           13906.31
01/31/03           16745.44           14569.26          13,868.34           13928.12
02/28/03           16979.55           14671.99          13,939.46           13996.98
03/31/03           16989.71           14679.88          13,930.27           13986.89
04/30/03           17101.96           14715.81          13,960.69           14019.26
05/31/03           17502.40           14833.98          14,040.85           14100.26
06/30/03           17428.02           14839.50          14,053.56           14099.27
07/31/03           16818.17           14708.51          13,995.22           14016.96
08/31/03           16943.60           14755.54          14,027.76           14052.14
09/30/03           17441.75           14909.45          14,119.77           14161.52
10/31/03           17353.92           14901.48          14,112.04           14143.86
11/30/03           17534.79           14944.38          14,133.29           14164.34
12/31/03           17679.98           14976.90          14,152.93           14183.47
01/31/04           17781.25           15021.91          14,191.66           14215.35
02/29/04           18048.85           15120.21          14,245.52           14283.94
03/31/04           17986.00           15081.03          14,229.05           14263.08
04/30/04           17560.04           14961.49          14,155.15           14173.97
05/31/04           17496.36           14935.62          14,136.98           14145.80
06/30/04           17560.04           14952.40          14,151.01           14154.39
07/31/04           17791.13           15025.63          14,204.39           14214.82
08/31/04           18147.66           15125.50          14,283.21           14295.89
09/30/04           18243.99           15143.32          14,293.36           14301.42
10/31/04           18400.98           15176.74          14,321.63           14323.93
11/30/04           18249.21           15139.78          14,285.72           14288.11
12/31/04           18472.07           15203.87          14,338.18           14334.04
01/31/05           18644.71           15222.01          14,339.75           14335.69
02/28/05           18582.68           15214.61          14,338.79           14322.73
03/31/05           18465.48           15193.78          14,334.04           14301.31

                                 [END OF CHART]

                       DATA FROM 3/31/95 THROUGH 3/31/05.

The graph illustrates the comparison of a $10,000 investment in the USAA Short-Term Fund to the following benchmarks:

         THE BROAD-BASED LEHMAN BROTHERS MUNICIPAL BOND INDEX IS AN UNMANAGED INDEX THAT TRACKS TOTAL RETURN PERFORMANCE FOR THE INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. ALL TAX-EXEMPT BOND FUNDS WILL FIND IT DIFFICULT TO OUTPERFORM THE LEHMAN INDEX, BECAUSE FUNDS HAVE EXPENSES.

         THE LIPPER SHORT MUNICIPAL DEBT FUNDS INDEX TRACKS THE TOTAL RETURN PERFORMANCE OF THE 10 LARGEST FUNDS WITHIN THE LIPPER SHORT MUNICIPAL DEBT FUNDS CATEGORY.

         THE LIPPER SHORT MUNICIPAL DEBT FUNDS AVERAGE IS AN AVERAGE PERFORMANCE LEVEL OF ALL SHORT-TERM MUNICIPAL DEBT FUNDS, REPORTED BY LIPPER INC., AN INDEPENDENT ORGANIZATION THAT MONITORS THE PERFORMANCE OF MUTUAL FUNDS.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE CUMULATIVE PERFORMANCE QUOTED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

 . . . C O N T I N U E D
========================--------------------------------------------------------

                       12-MONTH DIVIDEND YIELD COMPARISON

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                                     USAA                        LIPPER SHORT
                                  SHORT-TERM                    MUNICIPAL DEBT
                                     FUND                       FUNDS AVERAGE
                                  ----------                    --------------

3/31/1996                            4.73%                          4.12%
3/31/1997                            4.60                           4.18
3/31/1998                            4.55                           4.03
3/31/1999                            4.57                           3.78
3/31/2000                            4.52                           3.81
3/31/2001                            4.54                           4.01
3/31/2002                            3.94                           3.45
3/31/2003                            3.24                           2.52
3/31/2004                            2.61                           1.99
3/31/2005                            2.62                           2.01

                                 [END OF CHART]

                 THE 12-MONTH DIVIDEND YIELD IS COMPUTED BY DIVIDING NET INVESTMENT INCOME DIVIDENDS PAID DURING THE PREVIOUS 12 MONTHS BY THE LATEST MONTH-END NET ASSET VALUE ADJUSTED FOR REALIZED CAPITAL GAIN DISTRIBUTIONS. THE GRAPH REPRESENTS DATA FOR PERIODS ENDING 3/31/96 TO 3/31/05.

10

 M A N A G E R S '
==================--------------------------------------------------------------
                   COMMENTARY on the Fund

[PHOTO OF CLIFFORD A. GLADSON]                       [PHOTO OF REGINA G. SHAFER]
CLIFFORD A. GLADSON, CFA                                   REGINA G. SHAFER, CFA
USAA Investment Management Company            USAA Investment Management Company

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM FROM APRIL 1, 2004, TO MARCH 31, 2005?

Your tax-exempt USAA Short-Term Fund provided a total return of 0.75% versus an average of 0.33% for the 64 funds in the Lipper Short Municipal Debt Funds Average. This compares to a 2.67% return for the Lehman Brothers Municipal Bond Index and a 0.74% return for the Lipper Short Municipal Debts Funds Index. The Fund's tax-exempt distributions over the prior 12 months produced a dividend yield of 2.62%, compared to the 2.01% average of the Lipper index.

WHAT WERE THE MARKET CONDITIONS?

Over the course of the period, the Federal Reserve Board (the Fed) raised short-term interest rates seven times. From a low of 1% in June 2004, the federal funds rate (the rate charged to banks for overnight loans) was increased in quarter-percent increments to 2.75%. With economic growth at more than 3%, the Fed has returned to a more neutral monetary policy in an attempt to head off any inflationary pressures from the ballooning federal budget deficit, the decline in the dollar versus the Euro, and the surge in oil prices.

The credit markets seem to believe that the Fed will act to keep inflation in check. As a result, longer-term interest rates have risen only slightly. Although the yield of a one-year AA general obligation (GO) bond rose 1.40% over the period, a five-year GO increased 1.0%, and a 10-year GO increased 0.36%.

REFER TO PAGE 8 FOR BENCHMARK DEFINITIONS

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

 . . . C O N T I N U E D
========================--------------------------------------------------------

Overall, credit quality in the municipal market is stable and has been improving along with the U.S. economy. States and municipalities continue to see an increase in tax revenues.

HOW DO YOU MANAGE VOLATILITY IN THE FUND'S PRICE?

In a bond fund, share-price volatility is measured by the degree of interest-rate sensitivity of its portfolio of bonds. When rates fall, the price of a bond rises and, conversely, when interest rates rise, the price of a bond falls.

Approximately one-third of the Fund is invested in variable-rate demand notes (VRDNs) to help reduce volatility. VRDNs possess a demand feature that allows the owner to sell the bonds back to the issuer at par (100% of face value) with a notice of seven days or less. Because the VRDNs we currently hold reset daily or weekly, they react quickly to changes in short-term interest rates. They also have low price volatility because of the short time between interest-rate adjustments and demand periods.

WHAT OTHER STRATEGIES DID YOU EMPLOY?

The Fund ended the period with a weighted average maturity of 1.8 years. To manage credit risk, we rely upon USAA's team of seasoned credit analysts and diversification - the Fund is diversified across more than 250 securities. We continue to avoid issues subject to the alternative minimum tax.

WHAT IS YOUR OUTLOOK?

We believe the U.S. economy should continue to grow at a steady pace. As long as the credit markets perceive that the Fed is being vigilant, inflation expectations are likely to remain low. We believe the Fed will maintain its gradual approach to interest-rate increases, raising short-term rates by at least another 1% in 2005. As rates continue to rise, we plan to maintain our income orientation, using any increase in interest rates as an opportunity to generate more tax-exempt income for our shareholders.

We appreciate your trust and will continue to work hard on your behalf.

GO BOND DATA ACCORDING TO BLOOMBERG L.P.'S "MUNICIPAL INTER-MARKET YIELD
HISTORY."

12

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         COMMENTARY on the Fund

                                     * * * *

       THE FUND'S PERFORMANCE RECEIVED AN OVERALL MORNINGSTAR RATING(TM) OF
   4 STARS IN THE MUNICIPAL NATIONAL SHORT-TERM BOND FUNDS CATEGORY (82 FUNDS IN CATEGORY) AS OF MARCH 31, 2005. THE OVERALL MORNINGSTAR RATING FOR A FUND IS DERIVED FROM A WEIGHTED AVERAGE OF THE PERFORMANCE FIGURES ASSOCIATED WITH
   ITS THREE-, FIVE-, AND 10-YEAR (IF APPLICABLE) MORNINGSTAR RATING METRICS.

With respect to the municipal short-term bond funds, the USAA Short-Term Fund received a Morningstar Rating of 3 stars for the three- and five-year periods among 82 and 69 funds, respectively, and 4 stars for the 10-year period among 45 funds, through March 31, 2005. Ratings are based on risk-adjusted returns.

    [LOGO OF LIPPER LEADER   [LOGO OF LIPPER LEADER    [LOGO OF LIPPER LEADER
         TOTAL RETURN]         CONSISTENT RETURN]           PRESERVATION]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. FOR EACH FUND WITH AT LEAST A THREE-YEAR HISTORY, MORNINGSTAR CALCULATES A MORNINGSTAR RATING(TM) BASED ON A MORNINGSTAR RISK-ADJUSTED RETURN MEASURE THAT ACCOUNTS FOR VARIATION IN A FUND'S MONTHLY PERFORMANCE (INCLUDING THE EFFECTS OF SALES CHARGES, LOADS, AND REDEMPTION FEES), PLACING MORE EMPHASIS ON DOWNWARD VARIATIONS AND REWARDING CONSISTENT PERFORMANCE. THE TOP 10% OF THE FUNDS IN EACH BROAD ASSET CLASS RECEIVE 5 STARS, THE NEXT 22.5% RECEIVE 4 STARS, THE NEXT 35% RECEIVE 3 STARS, THE NEXT 22.5% RECEIVE 2 STARS, AND THE BOTTOM 10% RECEIVE 1 STAR.

SOME INCOME MAY BE SUBJECT TO FEDERAL, STATE, OR LOCAL TAXES, OR THE FEDERAL ALTERNATIVE MINIMUM TAX.

 . . . C O N T I N U E D
========================--------------------------------------------------------

The Fund is listed as a Lipper Leader for Total Return, Consistent Return, and Preservation of 45 funds, 45 funds, and 3,964 fixed-income funds, respectively, within the Lipper Short Municipal Debt Funds category for the overall period ending March 31, 2005. The Fund received a Lipper Leader rating for Total Return among 45, 35, and 25 funds for the three-, five-, and 10-year periods, respectively. Lipper ratings for Total Return reflect funds' historical total return performance relative to peers.

[LOGO OF LIPPER FUND AWARDS    USAA ALSO WON THE 2004 LIPPER FUND AWARD FOR THE
      BEST BOND GROUP              BEST BOND GROUP IN THE UNITED STATES FOR THE
         USA 2000]                         PERIOD ENDING 12/31/03.

LIPPER RATINGS FOR CONSISTENT RETURN REFLECT FUNDS' HISTORICAL RISK-ADJUSTED RETURNS, ADJUSTED FOR VOLATILITY, RELATIVE TO PEERS AS OF MARCH 31, 2005. THE USAA SHORT-TERM FUND IN LIPPER'S SHORT MUNICIPAL DEBT FUNDS CATEGORY RECEIVED A LIPPER LEADER RATING FOR CONSISTENT RETURN AMONG 45, 35, AND 21 FUNDS FOR THE THREE-, FIVE-, AND 10-YEAR PERIODS, RESPECTIVELY. LIPPER RATINGS FOR PRESERVATION REFLECT FUNDS' HISTORICAL LOSS AVOIDANCE RELATIVE TO OTHER FUNDS WITHIN THE SAME ASSET CLASS, AS OF MARCH 31, 2005. PRESERVATION RATINGS ARE RELATIVE, RATHER THAN ABSOLUTE, MEASURES, AND FUNDS NAMED LIPPER LEADERS FOR PRESERVATION MAY STILL EXPERIENCE LOSSES PERIODICALLY; THOSE LOSSES MAY BE LARGER FOR EQUITY AND MIXED-EQUITY FUNDS THAN FOR FIXED-INCOME FUNDS. THE FUND RECEIVED A LIPPER LEADER RATING FOR PRESERVATION AMONG 3,964, 3,345, AND 2,001 FIXED-INCOME FUNDS FOR THE THREE-, FIVE-, AND 10-YEAR PERIODS, RESPECTIVELY. RATINGS ARE SUBJECT TO CHANGE EVERY MONTH AND ARE BASED ON AN EQUAL-WEIGHTED AVERAGE OF PERCENTILE RANKS FOR THE TOTAL RETURN, CONSISTENT RETURN, AND PRESERVATION METRICS OVER THREE-, FIVE-, AND 10-YEAR PERIODS (IF APPLICABLE). THE HIGHEST 20% OF FUNDS IN EACH PEER GROUP ARE NAMED LIPPER LEADERS, THE NEXT 20% RECEIVE A SCORE OF 2, THE MIDDLE 20% ARE SCORED 3, THE NEXT 20% ARE SCORED 4, AND THE LOWEST 20% ARE SCORED 5. LIPPER RATINGS ARE NOT INTENDED TO PREDICT FUTURE RESULTS, AND LIPPER DOES NOT GUARANTEE THE ACCURACY OF THIS INFORMATION. MORE INFORMATION IS AVAILABLE AT WWW.LIPPERLEADERS.COM. LIPPER LEADER COPYRIGHT 2005, REUTERS, ALL RIGHTS RESERVED.

THE LIPPER BEST BOND GROUP 2004 AWARD WAS BASED ON THE CONSISTENT RETURN SCORES OF ALL THE USAA TAXABLE AND TAX-EXEMPT BOND FUNDS. LIPPER PRESENTS THE AWARD ANNUALLY TO ONE FUND GROUP IN EACH ASSET CLASS WHOSE FUNDS WITHIN THAT ASSET CLASS ACHIEVED HIGHER AVERAGE CONSISTENT RETURN SCORES THAN COMPETING FUND GROUPS. A FUND GROUP'S CONSISTENT RETURN SCORE EVALUATED ITS RISK-ADJUSTED RETURNS, ADJUSTED FOR VOLATILITY, RELATIVE TO PEERS, FOR THE OVERALL PERIOD ENDED DECEMBER 31, 2003. THE OVERALL TIME PERIOD IS AN EQUAL-WEIGHTED AVERAGE OF THE THREE-YEAR, FIVE-YEAR, AND 10-YEAR PERIODS (IF APPLICABLE). LIPPER CALCULATED CONSISTENT RETURN SCORES FOR EACH FUND GROUP'S FUNDS WITHIN THE FIXED-INCOME ASSET CLASS, AND THE EQUAL-WEIGHTED AVERAGE SCORE WAS USED TO DETERMINE THE AWARDEE. TO BE ELIGIBLE FOR AN ASSET CLASS AWARD, A FUND GROUP MUST HAVE FIVE DISTINCT FUND PORTFOLIOS WITHIN THE ASSET CLASS THAT ARE THREE YEARS OLD OR OLDER. THE FUND GROUP WAS CHOSEN AMONG 97 GROUPS. MULTIPLE FUND COMPANIES THAT SHARE A COMMON PARENT FIRM WERE COMBINED FOR THE PURPOSES OF DETERMINING ELIGIBILITY AND CALCULATING AN AVERAGE SCORE. LIPPER FUND AWARDS ARE NOT INTENDED TO PREDICT FUTURE RESULTS, AND LIPPER DOES NOT GUARANTEE THE ACCURACY OF THIS INFORMATION. LIPPER IS A LEADING GLOBAL MUTUAL FUND RESEARCH FIRM.

14

 P O R T F O L I O
==================--------------------------------------------------------------
                   HIGHLIGHTS

--------------------------------------------
              TOP 10 INDUSTRIES
              (% of Net Assets)
--------------------------------------------

Electric Utilities                     22.9%

Hospital                               10.8%

Special Assessment/Tax/Fee              7.4%

Escrowed/Prerefunded Bonds              6.3%

General Obligation                      5.7%

Nursing/CCRC                            5.7%

Community Service                       5.1%

Appropriated Debt                       4.8%

Education                               4.5%

Automobile Manufacturers                2.7%
--------------------------------------------

 YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 18-32.

                                                                              15
 . . . C O N T I N U E D
========================--------------------------------------------------------

              PORTFOLIO RATINGS MIX
                     3/31/05

       [PIE CHART OF PORTFOLIO RATINGS MIX]

Short-Term Instruments                        32%
AAA                                           21%
A                                             20%
BBB                                           14%
AA                                            11%
BB                                             2%

                   [END CHART]

                 The four highest long-term credit ratings, in descending order of credit quality, are AAA, AA, A, and BBB. All short-term instruments are rated within the two highest short-term credit rating categories of ST1 and ST2. This chart reflects the highest rating of either Moody's Investors Service, Standard & Poor's Ratings, Fitch Ratings, Dominion Bond Rating Service Ltd., or A.M. Best Co., Inc. Unrated securities that have been determined by USAA Investment Management Company to be of equivalent investment quality to categories AAA, A, and BBB account for 0.4%, 1.0%, and 0.9%, respectively, of the Fund's investments and are included in the appropriate categories above.

                 PERCENTAGES ARE OF THE TOTAL MARKET VALUE OF THE FUND'S INVESTMENTS.

                 YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 18-32.

16

 D I S T R I B U T I O N S
==========================------------------------------------------------------
                           to SHAREHOLDERS

USAA SHORT-TERM FUND

                 The Fund completed its fiscal year on March 31, 2005. Federal law (Internal Revenue Code of 1986, as amended, and the regulations thereunder) requires the Fund to notify its shareholders, within 60 days of the close of its taxable year, of what portion of its earnings was exempt from federal taxation and of the dividends that represent long-term gains. The net investment income earned and distributed by the Fund was 100% tax-exempt for federal income tax purposes. There were no realized long-term capital gain distributions for the year ended March 31, 2005.

 R E P O R T  O F  I N D E P E N D E N T  R E G I S T E R E D
=======================---------------------------------------------------------
                        Public ACCOUNTING Firm

THE SHAREHOLDERS AND BOARD OF DIRECTORS OF USAA SHORT-TERM FUND:

We have audited the accompanying statement of assets and liabilities of the USAA Short-Term Fund (a portfolio of USAA Tax Exempt Fund, Inc.) (the "Fund"), including the portfolio of investments, as of March 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for each of the periods presented through March 31, 2002, were audited by other auditors whose report dated May 3, 2002, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Short-Term Fund at March 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ ERNST & YOUNG LLP

San Antonio, Texas
May 10, 2005

18

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS

USAA SHORT-TERM FUND
MARCH 31, 2005

CATEGORIES AND DEFINITIONS
--------------------------------------------------------------------------------

         FIXED-RATE INSTRUMENTS - consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the market price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

         PUT BONDS - provide the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

         PERIODIC AUCTION RESET BONDS - interest rates are reset periodically through an auction mechanism. The bonds have the option to be sold at face value at each interest rate reset date to the extent that there are sufficient bids in the auction.

         VARIABLE-RATE DEMAND NOTES (VRDNs) - provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to a rate that reflects current market conditions. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer.

         CREDIT ENHANCEMENTS - add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust.

                 (LOC) Principal and interest payments are guaranteed by a bank letter of credit.

                 (LIQ) Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from one of the following companies: JPMorgan Chase Bank, N.A., Morgan Stanley, or Wells Fargo Bank, N.A.

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA SHORT-TERM FUND
MARCH 31, 2005

                 (NBGA) Principal and interest payments are guaranteed by a nonbank guarantee agreement by one of the following companies: Connecticut General Life Insurance, Continental Casualty Co., Montana Board of Investments, or Texas Permanent School Fund.

                 (INS) Principal and interest payments are insured by one of the following companies: ACA Financial Guaranty Corp., AMBAC Assurance Corp., Assured Guaranty Corp., Financial Guaranty Insurance Co., Financial Security Assurance Holdings Ltd., MBIA Insurance Corp., or Radian Asset Assurance, Inc. The insurance does not guarantee the market value of the security.

PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS
--------------------------------------------------------------------------------

                 COP     Certificate of Participation

                 ETM     Escrowed to final maturity

                 GO      General Obligation

                 IDA     Industrial Development Authority/Agency

                 IDB     Industrial Development Board

                 IDRB    Industrial Development Revenue Bond

                 ISD     Independent School District

                 MFH     Multifamily Housing

                 MLO     Municipal Lease Obligation

                 PCRB    Pollution Control Revenue Bond

                 PRE     Prerefunded to a date prior to maturity

                 RB      Revenue Bond

                 SAVRS   Select Auction Variable Rate Securities

20

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS (continued)
                   (in thousands)

USAA SHORT-TERM FUND
MARCH 31, 2005

PRINCIPAL                                                           COUPON              FINAL          MARKET
   AMOUNT     SECURITY                                                RATE           MATURITY           VALUE
-------------------------------------------------------------------------------------------------------------
              FIXED-RATE INSTRUMENTS (39.0%)

              ALABAMA (0.1%)
  $ 1,000     Prattville Industrial Development PCRB,
                 Series 1998                                          4.90%         9/01/2008      $    1,045

              ALASKA (0.5%)
    6,500     North Slope Borough GO, Series 1998A (INS)              4.60(a)       6/30/2008           5,842

              ARIZONA (1.3%)
              Arizona Health Facilities Auth. RB,
      650        Series 2004A                                         4.00          4/01/2005             650
    1,495        Series 2004A                                         4.00          4/01/2010           1,500
    1,350        Series 2004A                                         4.00          4/01/2012           1,355
    3,500     Prescott Health Care Facility IDA RB,
                 Series 2001                                          4.50         10/17/2006           3,560
   10,000     Transportation Board RB, Series 2002                    5.00         12/15/2005          10,177

              COLORADO (0.3%)
              Denver Health and Hospital Auth. RB,
    1,180        Series 1998A                                         5.13         12/01/2006           1,209
    1,250        Series 1998A                                         5.25         12/01/2007           1,295
    1,250        Series 1998A                                         5.25         12/01/2008           1,302
      150        Series 2001A                                         5.25         12/01/2006             154
      370        Series 2001A                                         5.25         12/01/2007             383

              CONNECTICUT (0.2%)
              Mashantucket (Western) Pequot Tribe RB,
    1,235        Series 1996A (ETM)(c)                                6.50          9/01/2006           1,301
    1,265        Series 1996A(c)                                      6.50          9/01/2006           1,315

              HAWAII (0.4%)
    4,720     Honolulu GO, Series 1999C (INS)                         5.00          7/01/2008           5,000

              IDAHO (0.3%)
              Health Facilities Auth. RB,
      810        Series 1998                                          4.65          5/01/2005             811
      860        Series 1998                                          5.38          5/01/2006             879
      950        Series 1998                                          5.38          5/01/2007             986
    1,005        Series 1998                                          5.38          5/01/2008           1,053

              ILLINOIS (3.6%)
   20,000     Chicago Board of Education GO,
                 Series 1999A (INS)                                   4.50(a)      12/01/2009          16,940
    2,515     Chicago Special Assessment
                 Improvement Bonds, Series 2002                       6.13         12/01/2012           2,591

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS (continued)
                   (in thousands)

USAA SHORT-TERM FUND
MARCH 31, 2005

PRINCIPAL                                                           COUPON              FINAL          MARKET
   AMOUNT     SECURITY                                                RATE           MATURITY           VALUE
-------------------------------------------------------------------------------------------------------------
              Chicago Water RB,
  $ 2,965        Series 1997 (ETM)(INS)                               5.00%(a)     11/01/2005      $    2,923
   13,300        Series 1997 (INS)                                    5.00(a)      11/01/2005          13,107
    1,250     Cook County Community Consolidated
                 School District No. 21 GO, Tax
                 Anticipation Warrants, Series 2003                   3.75          4/15/2005           1,251
              Health Facilities Auth. RB,
      920        Series 2001 (Decatur Memorial Hospital)              4.38         10/01/2006             936
      990        Series 2001 (Decatur Memorial Hospital)              4.50         10/01/2007           1,016
      945        Series 2001A (Edward Hospital) (INS)                 4.10          2/15/2006             956
    1,925        Series 2001A (Edward Hospital) (INS)                 4.20          2/15/2007           1,967
    2,000        Series 2001A (Edward Hospital) (INS)                 4.25          2/15/2008           2,057
    1,195        Series 2001A (Edward Hospital) (INS)                 5.00          2/15/2009           1,265
    1,592     Sangamon County RB (MLO) (acquired
                 6/29/1999; cost $1,592)(b)                           5.05         12/15/2005           1,601

              INDIANA (0.5%)
    3,000     Health Facility Financing Auth. RB,
                 Series 1999A (INS)                                   5.00         11/01/2009           3,195
    3,750     Port Commission RB                                      4.10          5/01/2012           3,750

              IOWA (0.6%)
    4,850     Clinton Refunding IDRB, Series 2000                     5.80         11/01/2005           4,939
    2,000     Dubuque PCRB, Series 1998                               2.50         11/01/2005           1,994
    1,000     Lansing PCRB, Series 1998                               3.60         11/01/2008             981

              LOUISIANA (1.7%)
    3,600     Calcasieu Parish IDB RB, Series 2001                    4.80         12/01/2006           3,690
              Jefferson Parish School Board RB,
    3,170        Series 1998 (INS)                                    4.80(a)       9/01/2007           2,946
    2,090        Series 1998 (INS)                                    4.90(a)       3/01/2008           1,905
              Plaquemines Port, Harbor, and Terminal
                 District RB,
    5,250        Series 1985B                                         5.00          9/01/2007           5,266
    8,000        Series 1985C                                         5.00          9/01/2007           8,024

              MARYLAND (0.9%)
   10,460     Health and Higher Education Facilities
                 Auth. RB (MLO), Series 2003C
                 (acquired 3/05/2003; cost $10,460)(b)                5.00          2/01/2013          10,943

              MASSACHUSETTS (2.1%)
              Commonwealth GO,
   12,575        Series 2000B (ETM)                                   5.50          6/01/2008          13,464
    1,425        Series 2000B (ETM)                                   5.50          6/01/2008           1,526

22

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS (continued)
                   (in thousands)

USAA SHORT-TERM FUND
MARCH 31, 2005

PRINCIPAL                                                           COUPON              FINAL          MARKET
   AMOUNT     SECURITY                                                RATE           MATURITY           VALUE
-------------------------------------------------------------------------------------------------------------
              Health and Educational Facilities Auth. RB,
  $ 3,445        Series 1998B (INS)                                   5.00%         7/01/2006      $    3,525
    3,645        Series 1998B (INS)                                   5.25          7/01/2007           3,792
    1,640        Series 1998B (INS)                                   5.25          7/01/2008           1,723
              Port Auth. RB,
    1,540        Series 2003A (INS)                                   5.00          7/01/2010           1,658
    1,230        Series 2003A (INS)                                   5.00          7/01/2012           1,330

              MICHIGAN (0.7%)
              Hospital Finance Auth. RB, Genesys
                 Health System Medical Center,
    2,500        Series 1998A (ETM)                                   5.50         10/01/2006           2,600
    1,500        Series 1998A (ETM)                                   5.50         10/01/2007           1,590
    1,000        Series 1998A (ETM)                                   5.50         10/01/2008           1,077
    3,900     Wayne County COP (INS)                                  5.63          5/01/2011           4,167

              MINNESOTA (0.4%)
              St. Paul Housing and Redevelopment
                 Auth. Hospital RB,
    1,485        Series 1997A                                         5.20         11/01/2005           1,486
    1,560        Series 1997A                                         5.30         11/01/2006           1,563
    1,645        Series 1997A                                         5.35         11/01/2007           1,654

              MISSISSIPPI (2.3%)
   13,000     Adams County PCRB, Series 1994A                         5.50         12/01/2005          13,234
    1,950     Hospital Equipment and Facilities Auth. RB,
                 Series 2000                                          5.75         12/01/2005           1,953
              Jones County Hospital RB,
    1,000        Series 1997                                          5.00         12/01/2005           1,008
    1,050        Series 1997                                          5.00         12/01/2006           1,069
    1,105        Series 1997                                          5.10         12/01/2007           1,134
    1,155        Series 1997                                          5.20         12/01/2008           1,180
    9,790     Lafayette County Hospital RB, Series 1997               5.50          3/01/2009          10,280

              MISSOURI (0.7%)
    9,000     Kansas City IDA PCRB, Series 2002                       4.50          4/01/2006           8,973

              NEBRASKA (0.4%)
              Investment Finance Auth. Hospital RB,
      465        Series 1997 (INS)                                    4.90         11/15/2005             471
      440        Series 1997 (INS)                                    5.00         11/15/2006             454
      410        Series 1997 (INS)                                    5.00         11/15/2007             428
      505        Series 1997 (INS)                                    5.05         11/15/2008             530
    2,570     O'Neil IDRB, Series 2001                                4.80          5/01/2009           2,687

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS (continued)
                   (in thousands)

USAA SHORT-TERM FUND
MARCH 31, 2005

PRINCIPAL                                                           COUPON              FINAL          MARKET
   AMOUNT     SECURITY                                                RATE           MATURITY           VALUE
-------------------------------------------------------------------------------------------------------------
              NEW JERSEY (0.2%)
  $ 2,500     Economic Development Auth. RB, Series 2004              5.00%         6/15/2008      $    2,621

              NEW MEXICO (0.9%)
              Jicarilla Apache Nation RB,
      700        Series 2003A(c)                                      4.00          9/01/2008             709
    1,500        Series 2003A(c)                                      5.00          9/01/2011           1,578
    1,850        Series 2003A(c)                                      5.00          9/01/2013           1,939
    7,500     Sandoval County Incentive Payment RB,
                 Series 2004                                          4.25         12/01/2006           7,673

              NEW YORK (9.4%)
    3,995     Albany IDA RB, Series 2002A                             5.25          7/01/2008           4,212
    7,000     Convention Center Operating Corp. COP                   5.25          6/01/2008           7,210
              Dormitory Auth. RB, Community
                 Enhancement Facilities,
    1,675        Series 1999B                                         4.00          4/01/2005           1,675
    1,740        Series 1999B                                         4.00          4/01/2006           1,760
    5,000     Dormitory Auth. RB, Good Samaritan
                 Hospital, Series 1998A (ETM)(INS)                    5.50          7/01/2009           5,452
   20,360     Long Island Power Auth. RB,
                 Series 2000A (ETM)(INS)                              5.15(a)       6/01/2006          19,726
    3,500     Municipal Bond Bank Agency RB,
                 Series 2003C                                         5.25         12/01/2009           3,770
   10,000     Nassau County Interim Finance Auth.
                 Refunding Bonds, Series 2003B (INS)                  4.00         11/15/2008          10,316
              New York City GO,
       40        Series 1998F (ETM)                                   5.50          8/01/2006              41
    4,860        Series 1998F                                         5.50          8/01/2006           5,034
    6,420        Series 1998F                                         5.50          8/01/2007           6,777
    3,000        Series 1999H                                         5.00          3/15/2008           3,154
    3,750        Series 2001A (ETM)                                   5.00          5/15/2007           3,915
    3,940        Series 2001A (ETM)                                   5.00          5/15/2008           4,177
              New York City Transitional Finance Auth. RB,
    2,150        Series 1999A (ETM)                                   5.00          8/15/2008           2,288
    7,850        Series 1999A (economically defeased)                 5.00          8/15/2008           8,355
    2,000     Thruway Auth. Highway and Bridge Service
                 Contract Bonds, Series 2003A                         5.00          3/15/2010           2,131
              Thruway Auth. Highway and Bridge Trust
                 Fund Bonds,
   10,000        Series 1999B (INS)(e)                                5.00          4/01/2008          10,571
    7,650        Series 2000B (INS)                                   5.50          4/01/2008           8,196

24

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS (continued)
                   (in thousands)

USAA SHORT-TERM FUND
MARCH 31, 2005

PRINCIPAL                                                           COUPON              FINAL          MARKET
   AMOUNT     SECURITY                                                RATE           MATURITY           VALUE
-------------------------------------------------------------------------------------------------------------
  $ 9,500     Tobacco Settlement Financing Corp. RB,
                 Series 2003A-1                                       5.00%         6/01/2010      $   10,152
    2,015     Ulster County IDA RB, Series 1999 (LOC -
                 Manufacturers & Traders Trust Co.)                   5.20         11/15/2009           2,117

              OHIO (0.3%)
              Franklin County Health Care Facilities RB,
    1,425        Series 1997                                          5.00          7/01/2005           1,431
    1,000        Series 1997                                          5.10          7/01/2006           1,018
      475        Series 1997                                          5.15          7/01/2007             489
      600        Series 1997                                          5.25          7/01/2008             623

              OKLAHOMA (0.6%)
      510     Holdenville Industrial Auth. RB,
                 Series 1995 (ETM)                                    6.35          7/01/2006             533
    6,000     State GO, Series 2003A (INS)                            5.00          7/15/2010           6,492

              PENNSYLVANIA (0.7%)
    4,400     East Hempfield Township IDA RB, Series 1985             5.25         12/01/2005           4,447
    3,990     Hampden IDA RB, Series 1999                             4.70          1/01/2007           4,102

              SOUTH DAKOTA (0.2%)
    1,950     Sioux Falls Health Care Facilities RB,
                 Series 2001                                          4.50         10/01/2006           1,987

              TENNESSEE (0.1%)
    1,845     Springfield Hospital RB, Series 1998                    4.90          8/01/2008           1,870

              TEXAS (8.3%)
    2,070     Affordable Housing Corp. RB,
                 Series 2002A (INS)                                   4.05          9/01/2007           2,091
    3,235     Austin Higher Education Auth. RB, Series 1998           4.80          8/01/2009           3,341
              Bexar County Limited Tax GO,
    1,800        Series 1999                                          4.35(a)       6/15/2006           1,741
    3,355        Series 1999                                          4.45(a)       6/15/2007           3,131
              Duncanville ISD GO,
    2,095        Series 2001A (NBGA)                                  4.31(a)       2/15/2007           1,979
    2,095        Series 2001A (NBGA)                                  4.42(a)       2/15/2008           1,908
   13,100     Gulf Coast Waste Disposal Auth. RB,
                 Series 2001                                          4.20         11/01/2006          13,391
      750     Harlandale ISD School Refunding Bonds,
                 Series 2000 (NBGA)                                   5.10(a)       8/15/2008             671

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS (continued)
                   (in thousands)

USAA SHORT-TERM FUND
MARCH 31, 2005

PRINCIPAL                                                           COUPON              FINAL          MARKET
   AMOUNT     SECURITY                                                RATE           MATURITY           VALUE
-------------------------------------------------------------------------------------------------------------
              Harrison County Health Facilities
                 Development Corp. RB,
  $ 1,010        Series 1998 (INS)                                    4.80%         1/01/2006      $    1,024
    1,055        Series 1998 (INS)                                    4.80          1/01/2007           1,081
    1,110        Series 1998 (INS)                                    4.90          1/01/2008           1,150
              Hidalgo County Health Services Corp. RB,
    1,090        Series 2005                                          4.00          8/15/2008           1,091
      190        Series 2005                                          5.00          8/15/2010             195
    3,000     Houston ISD GO, Series 1999A (NBGA)                     4.55(a)       2/15/2009           2,623
              Houston ISD Public Facility Corp. RB (MLO),
    3,885        Series 1998A (INS)                                   4.85(a)       9/15/2007           3,600
    3,885        Series 1998A (INS)                                   4.90(a)       9/15/2008           3,462
    4,805        Series 1998B (INS)                                   4.85(a)       9/15/2007           4,453
    5,260        Series 1998B (INS)                                   4.90(a)       9/15/2008           4,687
    3,495     Lewisville RB, Series 1998 (INS)                        5.00          9/01/2010           3,672
    8,150     Plano ISD GO, Series 2001 (NBGA)                        4.42(a)       2/15/2008           7,423
   20,000     Public Finance Auth. RB, Series 2003A (INS)             5.00         12/15/2008          21,297
   15,000     Turnpike Auth. RB, Series 2002(e)                       5.00          6/01/2008          15,850
              Wylie ISD GO,
    1,580        Series 2001 (ETM)(NBGA)                              4.29(a)       8/15/2007           1,473
      800        Series 2001 (NBGA)                                   4.29(a)       8/15/2007             744
      710        Series 2001 (ETM)(NBGA)                              4.40(a)       8/15/2008             638
      675        Series 2001 (NBGA)                                   4.40(a)       8/15/2008             604
    1,225        Series 2001 (ETM)(NBGA)                              4.50(a)       8/15/2009           1,057
    2,155        Series 2001 (NBGA)                                   4.50(a)       8/15/2009           1,848

              U.S. VIRGIN ISLANDS (0.2%)
    2,770     Public Finance Auth. RB, Series 2003A                   4.00         10/01/2007           2,811

              VIRGINIA (0.5%)
    3,000     Chesterfield County IDA PCRB, Series 1987C              4.95         12/01/2007           3,048
              Newport News IDA IDRB,
    1,650        Series 2000                                          5.50          9/01/2006           1,714
    2,000        Series 2000                                          5.50          9/01/2008           2,155

              WISCONSIN (0.6%)
              Health and Educational Facilities Auth. RB,
      410        Series 1997                                          5.10         12/15/2005             411
      430        Series 1997                                          5.20         12/15/2006             430
      455        Series 1997                                          5.25         12/15/2007             455
      475        Series 1997                                          5.30         12/15/2008             475
    6,885     Kenosha GO, Series 1998B (ETM)(INS)                     4.50(a)      10/15/2008           6,147
                                                                                                   ----------
              Total fixed-rate instruments (cost: $490,734)                                           501,028
                                                                                                   ----------

26

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS (continued)
                   (in thousands)

USAA SHORT-TERM FUND
MARCH 31, 2005

PRINCIPAL                                                           COUPON              FINAL          MARKET
   AMOUNT     SECURITY                                                RATE           MATURITY           VALUE
-------------------------------------------------------------------------------------------------------------
              PUT BONDS (29.7%)

              ARIZONA (0.8%)
  $10,000     Maricopa County PCRB, Series 2000B                      2.90%         6/01/2035      $    9,723

              CALIFORNIA (3.2%)
    6,255     Fresno MFH RB, Series 1997A                             4.88          1/01/2028           6,413
    3,000     Health Facilities Financing Auth. RB,
                 Series 2004H                                         4.45          7/01/2026           3,053
              Pollution Control Financing Auth. RB,
   11,000        Series 1985A                                         2.00          3/01/2008          10,882
    8,000        Series 1986D                                         2.00          2/28/2008           7,915
              Statewide Communities Development Auth. RB,
    5,000        Series 1999F                                         5.30          6/01/2029           5,254
    7,000        Series 2002D                                         4.35         11/01/2036           7,128

              COLORADO (1.0%)
    3,000     Health Facilities Auth. RB, Series 2004B                3.75          6/01/2034           2,958
   10,000     Regional Transportation District COP
                 (MLO), Series 2002A (INS)                            2.30         12/01/2022           9,853

              FLORIDA (2.0%)
   19,390     Hillsborough County IDA PCRB                            4.00          5/15/2018          19,537
    3,000     Miami-Dade County School Board COP,
                 Series 2003A (INS)                                   5.00          8/01/2027           3,168
    2,500     Univ. Athletic Association, Inc. RB,
                 Series 2001 (LOC - SunTrust Bank)                    2.80         10/01/2031           2,464

              GEORGIA (0.8%)
   10,000     Municipal Electric Auth. Subordinated Bonds,
                 Series 2003B (INS)                                   5.00          1/01/2026          10,571

              ILLINOIS (1.0%)
              Educational Facilities Auth. RB,
    1,250        Series 1998A                                         4.13          3/01/2030           1,233
   12,000        Series 2000A                                         3.65          3/01/2034          11,864

              INDIANA (1.8%)
   10,000     Development Finance Auth. PCRB,
                 Series 1998A                                         4.75          3/01/2025          10,132
              Rockport PCRB,
    7,500        Series 2002A                                         4.90          6/01/2025           7,715
    6,000        Series 2003C                                         2.63          4/01/2025           5,937

              IOWA (0.6%)
    8,500     Chillicothe PCRB, Series 1998                           3.60         11/01/2023           8,340

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS (continued)
                   (in thousands)

USAA SHORT-TERM FUND
MARCH 31, 2005

PRINCIPAL                                                           COUPON              FINAL          MARKET
   AMOUNT     SECURITY                                                RATE           MATURITY           VALUE
-------------------------------------------------------------------------------------------------------------
              KANSAS (2.0%)
  $17,350     Burlington Environmental Improvement RB,
                 Series 1998C                                         2.38%        10/01/2017      $   17,323
    8,000     La Cygne Environmental Improvement RB,
                 Series 1994                                          2.25          3/01/2015           7,972

              LOUISIANA (0.8%)
              Offshore Terminal Auth. RB,
    5,000        Series 2001                                          2.15         10/01/2021           5,000
    5,000        Series 2001                                          3.65         10/01/2021           5,000

              MASSACHUSETTS (0.8%)
    9,955     Health and Educational Facilities Auth. RB,
                 Series A (LOC - KBC Bank, N.V.)                      4.50         10/01/2026          10,082

              MICHIGAN (1.4%)
              Hospital Finance Auth. RB,
    5,000        Series 1999A                                         5.30         11/15/2033           5,187
    5,000        Series 1999A                                         5.20         11/15/2033           5,079
    6,980        State COP (MLO), Series 2004A (INS)                  5.00          9/01/2031           7,467

              MONTANA (0.5%)
    6,810     State Board of Investments,
                 Series 1994 (NBGA)                                   2.60          3/01/2009           6,799

              NEW HAMPSHIRE (0.1%)
      745     IDA Annual Tender Revenue Refunding
                 Bonds, 1991 Series                                   3.00         10/15/2006             745

              NEW MEXICO (1.4%)
   18,000     Farmington PCRB, Series 2003B                           2.10          4/01/2033          17,788

              NEW YORK (1.4%)
    9,400     Brookhaven IDA RB, Series 2001                          4.38         11/01/2031           9,561
    8,000     Urban Development Corp. RB, Series 2003A                5.25          1/01/2021           8,495

              OHIO (2.0%)
    2,000     Air Quality Development Auth. PCRB,
                 Series 2002A                                         3.38          1/01/2029           1,996
    2,015     Allen County Economic Development RB,
                 Series 1998 (LOC - National City Bank)               3.00          4/15/2018           2,000
    4,840     Mahoning County Healthcare Facilities RB,
                 Series 2002 (LOC - Sky Bank)                         4.00          4/01/2022           4,840
              Water Development Auth. PCRB,
   10,000        Series 1999A                                         2.25          6/01/2033           9,960
    7,500        Series 1999B                                         4.50          9/01/2033           7,542

28

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS (continued)
                   (in thousands)

USAA SHORT-TERM FUND
MARCH 31, 2005

PRINCIPAL                                                           COUPON              FINAL          MARKET
   AMOUNT     SECURITY                                                RATE           MATURITY           VALUE
-------------------------------------------------------------------------------------------------------------
              PENNSYLVANIA (0.4%)
  $ 5,000     Derry Township Industrial and Commercial
                 Development Auth. RB, Series 2000A
                 (LOC - PNC Bank, N.A.)                               4.88%        11/01/2030      $    5,034

              RHODE ISLAND (0.2%)
    2,405     Health and Educational Building Corp. RB,
                 Series 2003B (LOC - Citizens Bank of Rhode
                 Island)                                              2.55          9/15/2033           2,379

              SOUTH DAKOTA (0.6%)
    7,270     Rapid City Health Facility RB, Series 2001              4.50         11/01/2021           7,390

              TEXAS (5.3%)
              Brazos River Harbor Navigation RB,
    8,500        Series 1991                                          2.15         10/01/2011           8,500
   15,000        Series 2002B-2                                       4.75          5/15/2033          15,521
              Lewisville RB,
    7,360        Series 1996 (PRE)(LOC - Wells Fargo
                 Bank, N.A.)                                          5.00          5/01/2021           7,471
    3,000        Series 2001 (PRE)(LOC - Wells Fargo
                 Bank, N.A.)                                          4.13          5/01/2031           3,065
              Port Development Corp. RB,
   15,100        Series 1985A (LOC - Mizuho Corporate
                 Bank Ltd.)                                           2.30         12/01/2005          15,100
    4,400        Series 1985B (LOC - Mizuho Corporate
                 Bank Ltd.)                                           2.30         12/01/2005           4,400
              Red River Education Finance Corp. RB,
   12,000        Series 2001                                          2.75          3/01/2031          11,659
    2,500        Series 2004 (LOC - Allied Irish Banks plc)           2.10         12/01/2034           2,415

              VIRGINIA (0.3%)
    3,750     Peninsula Ports Auth. Coal Terminal RB,
                 Series 2003                                          3.30         10/01/2033           3,688

              WISCONSIN (0.2%)
    3,000     Health and Educational Facilities Auth. RB,
                 Series 2004 (LOC - Citibank, N.A.)                   5.00          1/01/2034           3,182

              WYOMING (1.1%)
   15,000     Lincoln County PCRB, Series 1991                        3.40          1/01/2016          14,569
                                                                                                   ----------
              Total put bonds (cost: $381,952)                                                        381,349
                                                                                                   ----------

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS (continued)
                   (in thousands)

USAA SHORT-TERM FUND
MARCH 31, 2005

PRINCIPAL                                                           COUPON              FINAL          MARKET
   AMOUNT     SECURITY                                                RATE           MATURITY           VALUE
-------------------------------------------------------------------------------------------------------------
              PERIODIC AUCTION RESET BONDS (1.9%)

              CALIFORNIA (0.6%)
  $ 3,400     Statewide Communities Development Auth.,
                 COP, SAVRS (INS)                                     5.13%        12/01/2028      $    3,400
    2,000     Statewide Communities Development Auth.,
                 COP, SAVRS, Series TJT5 (INS)                        5.00          5/15/2029           2,000
    2,500     Statewide Communities Development Auth.,
                 COP, SAVRS, Series TMG9 (INS)                        5.00          5/15/2029           2,500

              FLORIDA (1.1%)
    5,650     Brevard County Health Facilities Auth. RB,
                 SAVRS, Series 1998 (INS)                             5.13         12/01/2028           5,650
    8,000     Volusia County IDA RB, SAVRS,
                 Series 1998 (INS)                                    5.13         12/01/2028           8,000

              INDIANA (0.0%)(f)
      500     Clarksville RB, SAVRS, Series 1998 (INS)                5.00         12/01/2025             500

              KENTUCKY (0.2%)
    2,000     Economic Development Finance Auth. RB,
                 SAVRS, Series 1998 (INS)                             5.13         12/01/2028           2,000
                                                                                                   ----------
              Total periodic auction reset bonds (cost: $24,050)                                       24,050
                                                                                                   ----------

              VARIABLE-RATE DEMAND NOTES (30.1%)

              ARKANSAS (0.4%)
    5,175     Texarkana IDRB, Series 1991                             3.52          3/01/2021           5,175

              CALIFORNIA (2.5%)
    2,200     Association of Bay Area Governments
                 Finance Auth. RB, Series 2002 (LOC - Allied
                 Irish Banks plc & Bank of New York)                  2.28         11/15/2031           2,200
              Irvine Public Facilities and Infrastructure
                 Auth. RB (MLO),
   27,170        Series 1985 (LOC - Bayerische
                 Hypovereinsbank AG)                                  2.38         11/01/2010          27,170
    2,865        Series 1987 (LOC - Bayerische
                 Hypovereinsbank AG)                                  2.38         11/01/2010           2,865

              COLORADO (1.5%)
    3,500     Crystal Valley Metropolitan District No. 1 RB,
                 Series 2004 (LOC - Wells Fargo Bank, N.A.)           2.28         10/01/2034           3,500

30

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS (continued)
                   (in thousands)

USAA SHORT-TERM FUND
MARCH 31, 2005

PRINCIPAL                                                           COUPON              FINAL          MARKET
   AMOUNT     SECURITY                                                RATE           MATURITY           VALUE
-------------------------------------------------------------------------------------------------------------
  $ 8,250     Denver City and County MFH RB,
                 Series 1989 (LOC - Commerzbank AG)                   2.40%        12/15/2014      $    8,250
    7,575     Palomino Park Public Improvements Corp. RB,
                 Series 1995 (LOC - Commerzbank AG)                   3.10         12/01/2035           7,575

              DELAWARE (1.3%)
    6,600     Economic Development Auth. IDA RB,
                 Series 1984                                          2.40         12/01/2014           6,600
   10,100     Economic Development Auth. RB,
                 Series 1999A                                         2.45          7/01/2024          10,100

              GEORGIA (0.2%)
    2,725     Fulton County Development Auth. RB,
                 Series 1982                                          2.05          9/01/2012           2,725

              IDAHO (1.6%)
   19,885     American Falls Reservoir District RB,
                 Series 2000                                          2.65          2/01/2025          19,885

              ILLINOIS (0.0%)(F)
      310     West Frankfort Commercial Redevelopment RB              3.10          4/01/2007             310

              INDIANA (0.4%)
    1,945     Huntington Economic Development RB,
                 Series 1998 (LOC - Wells Fargo Bank, N.A.)           2.38         12/01/2025           1,945
    2,600     St. Joseph County Economic Development RB,
                 Series 2002 (LOC - Wells Fargo Bank, N.A.)           2.38          6/01/2022           2,600

              IOWA (1.3%)
              Chillicothe PCRB,
    5,300        Series 1991                                          2.65         11/01/2010           5,300
    2,400        Series 1992A                                         2.65          3/01/2010           2,400
    3,785     Finance Auth. RB, Series 1999 (LOC - Wells
                 Fargo Bank, N.A.)                                    2.38          2/01/2019           3,785
    5,000     Storm Lake Higher Education Facilities RB,
                 Series 2000 (LIQ)                                    2.43         11/01/2015           5,000

              KENTUCKY (2.1%)
   25,000     Economic Development Finance Auth. RB,
                 Series 1998 (LIQ)(INS)                               2.45          8/01/2018          25,000
    1,925     Middletown RB, Series 1999
                 (LOC - JPMorgan Chase Bank, N.A.)                    2.40          7/01/2012           1,925

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS (continued)
                   (in thousands)

USAA SHORT-TERM FUND
MARCH 31, 2005

PRINCIPAL                                                           COUPON              FINAL          MARKET
   AMOUNT     SECURITY                                                RATE           MATURITY           VALUE
-------------------------------------------------------------------------------------------------------------
              LOUISIANA (2.3%)
  $12,600     Public Facilities Auth. MFH RB,
                 Series 1991 (NBGA)                                   2.40%         7/01/2007      $   12,600
              Public Facilities Auth. RB,
   16,000        Series 1999 (LOC - Hibernia National Bank)           2.38          9/01/2028          16,000
    1,200        Series 2001B (LOC - Hibernia National Bank)          2.40          7/01/2023           1,200

              MICHIGAN (2.0%)
    7,300     Job Development Auth. PCRB, Series 1985
                 (LOC - Sumitomo Mitsui Banking Corp.)                4.65         10/01/2008           7,300
   18,835     Strategic Fund PCRB, Series 1985(d)                     3.00         12/01/2008          18,835

              MISSOURI (0.7%)
    5,003     Branson Creek Community Improvement
                 District Special Assessment Bonds,
                 Series 2002 (LOC - Union Planters Bank, N.A.)        2.55          3/01/2022           5,003
    2,000     Health and Educational Facilities Auth. RB,
                 Series 2004A (LOC - Bank of America, N.A.)           2.31          7/01/2029           2,000
    2,600     St. Louis Port Auth. IDRB, Series 1989
                 (LOC - Banco Nazionale del Lavoro S.p.A.)            2.48          6/01/2006           2,600

              NEW MEXICO (1.2%)
   14,865     Albuquerque Educational Facilities RB,
                 Series 2002 (LOC - Bank of America, N.A.)            2.33         10/15/2016          14,865

              NEW YORK (1.2%)
   15,000     New York City IDA, Fiscal 2004A, Floater
                 Certificates, Series 2004-921 (LIQ)(c)               2.48          5/01/2029          15,000

              OHIO (2.4%)
              Air Quality Development Auth. RB,
   13,000        Series 1995A                                         2.46          9/01/2030          13,000
    9,700        Series 1995B                                         2.52          9/01/2030           9,700
    7,915     Marion County RB, Series 2002
                 (LOC - Sky Bank)                                     2.78          9/01/2024           7,915

              OKLAHOMA (1.7%)
   21,600     Muskogee Industrial Trust PCRB,
                 Series 1997A                                         2.41          6/01/2027          21,600

              PENNSYLVANIA (0.7%)
    9,100     Berks County IDA RB, Series 1982 (NBGA)                 3.00          7/01/2016           9,100

32

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS (continued)
                   (in thousands)

USAA SHORT-TERM FUND
MARCH 31, 2005

PRINCIPAL                                                           COUPON              FINAL          MARKET
   AMOUNT     SECURITY                                                RATE           MATURITY           VALUE
-------------------------------------------------------------------------------------------------------------
              SOUTH CAROLINA (0.1%)
  $   700     Greenville County Industrial RB, Series 1984
                 (LOC - Wells Fargo Bank, N.A.)                       2.28%         7/01/2014      $      700

              TENNESSEE (0.3%)
    3,500     Hamilton County IDRB, Series 1985
                 (LOC - Mizuho Corporate Bank Ltd.)                   2.58         11/01/2005           3,500

              TEXAS (0.8%)
   10,400     Alamo Heights Higher Education Facility RB,
                 Series 1999A (LOC - JPMorgan Chase
                 Bank, N.A.)                                          2.40          4/01/2019          10,400

              VERMONT (1.7%)
              Educational and Health Buildings
                 Financing Agency RB,
   11,530        Series 2004A (LOC - Banknorth, N.A.)                 2.45         10/01/2029          11,530
    3,855        Series 2004A (North Country Hospital)
                    (LOC - Banknorth, N.A.)                           2.45         10/01/2034           3,855
    4,315        Series 2004A (Mt. Ascutney Hospital)
                    (LOC - Banknorth, N.A.)                           2.45         10/01/2034           4,315
    2,275        Series 2004B (LOC - SunTrust Bank)(INS)              2.40          1/01/2019           2,275

              WEST VIRGINIA (0.2%)
    3,100     Monongalia County Commercial Development
                 RB, Series 2004 (LOC - U.S. Bank, N.A.)              2.38         12/01/2012           3,100

              WISCONSIN (0.5%)
    6,800     Sheboygan PCRB, Series 1984                             2.20          8/01/2014           6,800

              WYOMING (3.0%)
   22,485     Converse County PCRB, Series 1992                       2.64         12/01/2020          22,485
              Sweetwater County PCRB,
    9,335        Series 1992A                                         2.64         12/01/2020           9,335
    6,305        Series 1992B                                         2.64         12/01/2020           6,305
                                                                                                   ----------
              Total variable-rate demand notes (cost: $385,628)                                       385,628
                                                                                                   ----------

              TOTAL INVESTMENTS (COST: $1,282,364)                                                 $1,292,055
                                                                                                   ==========

 N O T E S
==========----------------------------------------------------------------------
           to Portfolio of INVESTMENTS

USAA SHORT-TERM FUND
MARCH 31, 2005

GENERAL NOTES
--------------------------------------------------------------------------------

         Values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

         The portfolio of investments category percentages shown represent the percentages of the investments to net assets and, in total, may not equal 100%.

SPECIFIC NOTES
--------------------------------------------------------------------------------

         (a) Zero-coupon security. Rate represents the effective yield at date of purchase.

         (b) Security deemed illiquid by USAA Investment Management Company (the Manager), under liquidity guidelines approved by the Board of Directors, and valued using methods determined by a pricing service, under valuation procedures approved by the Board of Directors. The aggregate market value of these securities at March 31, 2005, was $12,544,000, which represented 1.0% of the Fund's net assets.

         (c) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board of Directors, unless otherwise noted as illiquid.

         (d) At March 31, 2005, the aggregate market value of securities purchased on a delayed-delivery basis was $18,835,000.

         (e) At March 31, 2005, portions of these securities were segregated to cover delayed-delivery purchases.

         (f) Represents less than 0.1% of net assets.

         SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

34

 S T A T E M E N T
==================--------------------------------------------------------------
                   of ASSETS and LIABILITIES
                   (in thousands)

USAA SHORT-TERM FUND
MARCH 31, 2005

ASSETS
   Investments in securities, at market value (identified cost of $1,282,364)   $1,292,055
   Cash                                                                                  1
   Receivables:
      Capital shares sold                                                            1,585
      USAA Transfer Agency Company (Note 5C)                                             1
      Interest                                                                       9,843
      Securities sold                                                                6,180
                                                                                ----------
         Total assets                                                            1,309,665
                                                                                ----------
LIABILITIES
   Payables:
      Securities purchased                                                          23,835
      Capital shares redeemed                                                        1,924
      Dividends on capital shares                                                      599
   Accrued management fees                                                             412
   Accrued transfer agent's fees                                                         6
   Other accrued expenses and payables                                                  55
                                                                                ----------
         Total liabilities                                                          26,831
                                                                                ----------
            Net assets applicable to capital shares outstanding                 $1,282,834
                                                                                ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                              $1,274,555
   Accumulated net realized loss on investments                                     (1,412)
   Net unrealized appreciation of investments                                        9,691
                                                                                ----------
            Net assets applicable to capital shares outstanding                 $1,282,834
                                                                                ==========
   Capital shares outstanding                                                      120,147
                                                                                ==========
   Authorized shares of $.01 par value                                             190,000
                                                                                ==========
   Net asset value, redemption price, and offering price per share              $    10.68
                                                                                ==========

   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

 S T A T E M E N T
==================--------------------------------------------------------------
                   of OPERATIONS
                   (in thousands)

USAA SHORT-TERM FUND
YEAR ENDED MARCH 31, 2005

INVESTMENT INCOME
   Interest income                                                                 $42,336
                                                                                   -------

EXPENSES
   Management fees                                                                   4,396
   Administration and servicing fees                                                 2,016
   Transfer agent's fees                                                               546
   Custody and accounting fees                                                         256
   Postage                                                                              50
   Shareholder reporting fees                                                           18
   Directors' fees                                                                       8
   Registration fees                                                                    45
   Professional fees                                                                    50
   Other                                                                                39
                                                                                   -------
      Total expenses                                                                 7,424
   Expenses paid indirectly                                                             (8)
                                                                                   -------
      Net expenses                                                                   7,416
                                                                                   -------
NET INVESTMENT INCOME                                                               34,920
                                                                                   -------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   Net realized loss:
      Unaffiliated transactions                                                     (1,122)
      Affiliated transactions                                                          (49)
   Change in net unrealized appreciation/depreciation                              (24,723)
                                                                                   -------
      Net realized and unrealized loss                                             (25,894)
                                                                                   -------
   Increase in net assets resulting from operations                                $ 9,026
                                                                                   =======

   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

36

 S T A T E M E N T S
====================------------------------------------------------------------
                     of Changes in NET ASSETS
                     (in thousands)

USAA SHORT-TERM FUND
YEARS ENDED MARCH 31,

                                                                     2005             2004
                                                               ---------------------------
FROM OPERATIONS
   Net investment income                                       $   34,920       $   34,807
   Net realized loss on investments                                (1,171)             (61)
   Change in net unrealized appreciation/depreciation
      of investments                                              (24,723)           2,010
                                                               ---------------------------
      Increase in net assets resulting from operations              9,026           36,756
                                                               ---------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                          (34,920)         (34,807)
                                                               ---------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                      360,978          501,362
   Dividend reinvestments                                          27,641           28,378
   Cost of shares redeemed                                       (438,451)        (427,384)
                                                               ---------------------------
      Increase (decrease) in net assets from
         capital share transactions                               (49,832)         102,356
                                                               ---------------------------
   Net increase (decrease) in net assets                          (75,726)         104,305
NET ASSETS
   Beginning of period                                          1,358,560        1,254,255
                                                               ---------------------------
   End of period                                               $1,282,834       $1,358,560
                                                               ===========================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                     33,492           46,109
   Shares issued for dividends reinvested                           2,572            2,610
   Shares redeemed                                                (40,753)         (39,304)
                                                               ---------------------------
      Increase (decrease) in shares outstanding                    (4,689)           9,415
                                                               ===========================

    SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements

USAA SHORT-TERM FUND
MARCH 31, 2005

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

USAA Tax Exempt Fund, Inc. (the Company), registered under the Investment Company Act of 1940 (the 1940 Act), as amended, is an open-end management investment company incorporated under the laws of Maryland consisting of 10 separate funds. The information presented in this annual report pertains only to the USAA Short-Term Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to provide investors with interest income that is exempt from federal income tax.

A. SECURITY VALUATION - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the exchange is open) as set forth below:

   1. Debt securities are valued each business day by a pricing service (the Service) approved by the Company's Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of tax-exempt securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

   2. Securities purchased with original maturities of 60 days or less are stated at amortized cost, which approximates market value.

   3. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by USAA Investment Management Company (the Manager), an affiliate of the Fund, under valuation procedures approved by the Company's Board of Directors. Valuing these securities at fair value is intended to cause the Fund's net asset value (NAV) to be more reliable than it otherwise would be.

38

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA SHORT-TERM FUND
MARCH 31, 2005

      Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces which influenced the market in which the securities are purchased and sold.

B. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

C. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

D. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested. As of March 31, 2005, net outstanding delayed-delivery commitments, including interest purchased, for the Fund were $18,835,000, of which none were when-issued securities.

E. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts are used to reduce the Fund's expenses. For the year ended March 31, 2005,

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA SHORT-TERM FUND
MARCH 31, 2005

   these custodian and other bank credits reduced the Fund's expenses by $8,000.

F. INDEMNIFICATIONS - Under the Company's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business the Company enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Company's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred. However, the Company expects the risk of loss to be remote.

G. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT
--------------------------------------------------------------------------------

Effective January 6, 2005, the Fund participates in a joint, short-term, revolving, committed loan agreement of $300 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under the agreement, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup.

The USAA funds that are party to the loan agreement are assessed facility fees by CAPCO based on the funds' assessed proportionate share of CAPCO's operating expenses related to obtaining and maintaining CAPCO's funding programs in total (in no event to exceed 0.09% annually of the $300 million loan agreement). The facility fees are allocated among the funds based on their respective average net assets for the period.

Prior to January 6, 2005, the loan agreement with CAPCO was in the amount of $400 million, and the Fund also participated with other USAA funds in a joint,

40

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA SHORT-TERM FUND
MARCH 31, 2005

short-term, revolving, committed loan agreement of $100 million with Bank of America and State Street Bank and Trust Company (State Street), under which Bank of America and State Street both committed $50 million. Subject to availability under its agreement with Bank of America and State Street, the Fund could borrow from Bank of America and State Street, at the federal funds rate plus a 0.50% markup, an amount which, when added to outstanding borrowings under the CAPCO agreement, did not exceed 15% of the Fund's total assets. The USAA funds that were party to the loan agreement with Bank of America and State Street were assessed facility fees in an annual amount equal to 0.09% of the $100 million loan agreement, whether used or not. The facility fees were allocated among the funds based on their respective average net assets for the period.

For the year ended March 31, 2005, the Fund paid CAPCO facility fees of $6,000, which represents 11.7% of total fees paid to CAPCO by the USAA funds. The Fund had no borrowings under any of these agreements during the year ended March 31, 2005.

(3) DISTRIBUTIONS
--------------------------------------------------------------------------------

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting due to the expiration of capital loss carryovers resulted in reclassifications made to the statement of assets and liabilities to decrease paid-in capital and decrease accumulated net realized loss on investments by $208,000. This reclassification has no effect on net assets.

The tax character of distributions paid during the years ended March 31, 2005, and 2004, was as follows:

                                          2005           2004
                                       ---------------------------
Tax-exempt income                      $34,920,000     $34,807,000

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA SHORT-TERM FUND
MARCH 31, 2005

As of March 31, 2005, the components of net assets representing distributable earnings on a tax basis were as follows:

         Undistributed tax-exempt income                       $   599,000
         Accumulated capital losses                             (1,412,000)
         Unrealized appreciation                                 9,691,000

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. For the year ended March 31, 2005, the Fund had expired capital loss carryovers of $208,000. At March 31, 2005, the Fund had a current post-October loss of $237,000, and capital loss carryovers of $1,175,000, for federal income tax purposes. The post-October loss will be recognized on the first day of the following fiscal year. If not offset by subsequent capital gains, the capital loss carryovers will expire between 2009 and 2013, as shown below. It is unlikely that the Company's Board of Directors will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been utilized or expire.

                               CAPITAL LOSS CARRYOVERS
                  -------------------------------------------

                     EXPIRES                             BALANCE
                     -------                             -------
                     2009                             $   85,000
                     2012                                149,000
                     2013                                941,000
                                                       ----------
                                            Total      $1,175,000
                                                       ==========

(4) INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended March 31, 2005, were $68,446,000 and $138,734,000, respectively.

The cost of securities, including short-term securities, at March 31, 2005, for federal income tax purposes, was $1,282,364,000.

Gross unrealized appreciation and depreciation of investments as of March 31, 2005, for federal income tax purposes, were $14,338,000 and $4,647,000, respectively, resulting in net unrealized appreciation of $9,691,000.

42

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA SHORT-TERM FUND
MARCH 31, 2005

(5) TRANSACTIONS WITH MANAGER
--------------------------------------------------------------------------------

A. MANAGEMENT FEES - The Manager carries out the Fund's investment policies and manages the Fund's portfolio. The investment management fee for the Fund is composed of a base fee and a performance adjustment that increases or decreases the base fee depending upon the performance of the Fund relative to the performance of the Lipper Short Municipal Debt Funds Index, which tracks the total return performance of the 10 largest funds in the Lipper Short Municipal Debt Funds category. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.28% of the Fund's average net assets.

   The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

   The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

OVER/UNDER PERFORMANCE                     ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX(1)                       AS A% OF THE FUND'S AVERAGE NET ASSETS
---------------------------------------------------------------------------------
+/- 0.20% to 0.50%                         +/- 0.04%

+/- 0.51% to 1.00%                         +/- 0.05%

+/- 1.01% and greater                      +/- 0.06%

(1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%.

   Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Short Municipal Debt Funds Index over that period, even if the Fund had overall negative returns during the performance period.

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA SHORT-TERM FUND
MARCH 31, 2005

   For the year ended March 31, 2005, the Fund incurred total management fees, paid or payable to the Manager, of $4,396,000, which included a performance adjustment of $633,000 that increased the base management fee of 0.28% by 0.05%.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and shareholder servicing functions for the Fund. For such services the Manager receives a fee accrued daily and paid monthly, at an annualized rate of 0.15% of the Fund's average net assets. For the year ended March 31, 2005, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $2,016,000.

C. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. The Fund also pays SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis. For the year ended March 31, 2005, the Fund incurred transfer agent's fees, paid or payable to SAS, of $546,000. Additionally, the Fund recorded a receivable from SAS of $1,000 at March 31, 2005, for adjustments related to corrections to shareholder transactions.

D. UNDERWRITING SERVICES - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

(6) TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received any compensation from the Fund.

(7) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS
--------------------------------------------------------------------------------

During the year ended March 31, 2005, in accordance with affiliated transaction procedures approved by the Company's Board of Directors, purchases and sales of security transactions were executed between the Fund and the following

44

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA SHORT-TERM FUND
MARCH 31, 2005

affiliated USAA funds at the then-current market price with no brokerage commissions incurred:

                                                                                                  NET REALIZED
                                                                            COST TO                GAIN (LOSS)
             SELLER                            PURCHASER                   PURCHASER                TO SELLER
     ---------------------------------------------------------------------------------------------------------
     USAA Short-Term Fund              USAA Intermediate-Term Fund         $2,761,000               $(49,000)
     USAA Intermediate-Term Fund       USAA Short-Term Fund                10,018,000                 11,000
     USAA Short-Term Bond Fund         USAA Short-Term Fund                 1,980,000                (20,000)

(8) FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows: Year Ended March 31,

                                                                               YEAR ENDED MARCH 31,
                                           ---------------------------------------------------------------------------------------
                                                 2005                  2004                  2003            2002             2001
                                           ---------------------------------------------------------------------------------------
Net asset value at
  beginning of period                      $    10.88            $    10.87            $    10.65      $    10.69       $    10.46
                                           ---------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                           .28                   .28                   .35             .42              .48
  Net realized and unrealized gain (loss)        (.20)                  .01                   .22            (.04)             .23
                                           ---------------------------------------------------------------------------------------
Total from investment operations                  .08                   .29                   .57             .38              .71
                                           ---------------------------------------------------------------------------------------
Less distributions:
  From net investment income                     (.28)                 (.28)                 (.35)           (.42)            (.48)
                                           ---------------------------------------------------------------------------------------
Net asset value at end of period           $    10.68            $    10.88            $    10.87      $    10.65       $    10.69
                                           =======================================================================================
Total return (%)*                                 .75                  2.73                  5.44            3.60             7.00
Net assets at end of period (000)          $1,282,834            $1,358,560            $1,254,255      $1,147,291       $1,024,143
Ratio of expenses to average
  net assets (%)**(a)                             .55                   .56                   .54             .48              .38
Ratio of net investment income
  to average net assets (%)**                    2.60                  2.60                  3.25            3.90             4.60
Portfolio turnover (%)                           7.75                 22.13                 14.14           20.67            19.43

  * Assumes reinvestment of all net investment income distributions during the period.
 ** For the year ended March 31, 2005, average net assets were $1,343,889,000.
(a) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                                 (.00%)[dagger]        (.00%)[dagger]        (.01%)          (.02%)              -

     [dagger] Represents less than 0.01% of average net assets.

 E X P E N S E
==============------------------------------------------------------------------
               EXAMPLE (unaudited)

USAA SHORT-TERM FUND
MARCH 31, 2005

EXAMPLE
--------------------------------------------------------------------------------

         As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs," (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

         The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of October 1, 2004, through March 31, 2005.

ACTUAL EXPENSES
--------------------------------------------------------------------------------

         The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
--------------------------------------------------------------------------------

         The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the

46

 E X P E N S E
==============------------------------------------------------------------------
               EXAMPLE (unaudited)
               (continued)

USAA SHORT-TERM FUND
MARCH 31, 2005

         Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

         Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                       EXPENSES PAID
                                               BEGINNING             ENDING            DURING PERIOD*
                                             ACCOUNT VALUE        ACCOUNT VALUE       OCTOBER 1, 2004 -
                                            OCTOBER 1, 2005       MARCH 31, 2005       MARCH 31, 2005
                                            -----------------------------------------------------------
         Actual                                $1,000.00            $1,003.30              $2.74
         Hypothetical
            (5% return before expenses)         1,000.00             1,022.20               2.77

         *Expenses are equal to the Fund's annualized expense ratio of 0.55%, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half year period). The Fund's ending account value on the first line in the table is based on its actual total return of 0.33% for the six-month period of October 1, 2004, through March 31, 2005.

 D I R E C T O R S '  A N D  O F F I C E R S '
====================------------------------------------------------------------
                      INFORMATION

DIRECTORS* AND OFFICERS OF THE COMPANY
--------------------------------------------------------------------------------

         The Board of Directors of the Company consists of six Directors. These Directors and the Company's Officers supervise the business affairs of the USAA family of funds. The Board of Directors is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board of Directors periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Investment Management Company (IMCO) and its affiliates. The term of office for each Director shall be 20 years or until the Director reaches age 70. All members of the Board of Directors shall be presented to shareholders for election or reelection, as the case may be, at least once every five years. Vacancies on the Board of Directors can be filled by the action of a majority of the Directors, provided that at least two-thirds of the Directors have been elected by the shareholders.

         Set forth below are the Directors and Officers of the Company, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of Directors of the USAA family of funds consisting of four registered investment companies offering 39 individual funds as of March 31, 2005. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

         If you would like more information about the funds' Directors, you may call (800) 531-8181 to request a free copy of the funds' statement of additional information (SAI).

         * FOR SIMPLICITY THROUGHOUT THIS SECTION, THE BOARDS OF DIRECTORS AND BOARDS OF TRUSTEES OF THE FOUR LEGAL ENTITIES THAT COMPRISE THE USAA FAMILY OF FUNDS WILL BE IDENTIFIED AS THE BOARD OF DIRECTORS.

48

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

INTERESTED DIRECTOR(1)
--------------------------------------------------------------------------------

         CHRISTOPHER W. CLAUS (2,4)
         Director
         Born: December 1960
         Year of Election or Appointment: 2001

         President, Chief Executive Officer, Director, and Chairman of the Board of Directors, IMCO (12/04-present); President and Chief Executive Officer, Director, and Vice Chairman of the Board of Directors, IMCO (2/01-12/04); Senior Vice President, Investment Sales and Service,
         IMCO (7/00-2/01); Vice President, Investment Sales and Service,
         IMCO (12/94-7/00). Mr. Claus serves as President, Director/Trustee, and Vice Chairman of the Boards of Director/Trustee of the USAA family of funds. He also serves as President, Director, and Chairman of the Board of Directors of USAA Shareholder Account Services. He also holds the Officer position of Senior Vice President of USAA Life Investment Trust, a registered investment company offering five individual funds.

         (1) INDICATES THE DIRECTOR IS AN EMPLOYEE OF USAA INVESTMENT MANAGEMENT COMPANY OR AFFILIATED COMPANIES AND IS CONSIDERED AN "INTERESTED PERSON" UNDER THE INVESTMENT COMPANY ACT OF 1940.

         (2) MEMBER OF EXECUTIVE COMMITTEE

         (3) MEMBER OF AUDIT COMMITTEE

         (4) MEMBER OF PRICING AND INVESTMENT COMMITTEE

         (5) MEMBER OF CORPORATE GOVERNANCE COMMITTEE

         (6) THE ADDRESS FOR ALL NON-INTERESTED DIRECTORS IS THAT OF THE USAA FUNDS, P.O. BOX 659430, SAN ANTONIO, TX 78265-9430.

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

NON-INTERESTED (INDEPENDENT) DIRECTORS
--------------------------------------------------------------------------------

         BARBARA B. DREEBEN (3,4,5,6)
         Director
         Born: June 1945
         Year of Election or Appointment: 1994

         President, Postal Addvantage (7/92-present), a postal mail list management service. Mrs. Dreeben serves as Director/Trustee of the USAA family of funds. Mrs. Dreeben holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

         ROBERT L. MASON, PH.D. (3,4,5,6)
         Director
         Born: July 1946
         Year of Election or Appointment: 1997

         Institute Analyst, Southwest Research Institute (3/02-present); Staff Analyst, Southwest Research Institute (9/98-3/02), which focuses in the fields of technological research. Dr. Mason serves as a Director/Trustee of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

         MICHAEL F. REIMHERR (3,4,5,6)
         Director
         Born: August 1945
         Year of Election or Appointment: 2000

         President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr serves as a Director/Trustee of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

50

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

         LAURA T. STARKS, PH.D. (3,4,5,6)
         Director
         Born: February 1950
         Year of Election or Appointment: 2000

         Charles E. and Sarah M. Seay Regents Chair Professor of Finance, University of Texas at Austin (9/96-present). Dr. Starks serves as a Director/Trustee of the USAA family of funds. Dr. Starks holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

         RICHARD A. ZUCKER (2,3,4,5,6)
         Director and Chairman of the Board of Directors
         Born: July 1943
         Year of Election or Appointment: 1992

         Vice President, Beldon Roofing Company (7/85-present). Mr. Zucker serves as a Director/Trustee of the USAA family of funds. Mr. Zucker holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

         (1) INDICATES THE DIRECTOR IS AN EMPLOYEE OF USAA INVESTMENT MANAGEMENT COMPANY OR AFFILIATED COMPANIES AND IS CONSIDERED AN "INTERESTED PERSON" UNDER THE INVESTMENT COMPANY ACT OF 1940.

         (2) MEMBER OF EXECUTIVE COMMITTEE

         (3) MEMBER OF AUDIT COMMITTEE

         (4) MEMBER OF PRICING AND INVESTMENT COMMITTEE

         (5) MEMBER OF CORPORATE GOVERNANCE COMMITTEE

         (6) THE ADDRESS FOR ALL NON-INTERESTED DIRECTORS IS THAT OF THE USAA FUNDS, P.O. BOX 659430, SAN ANTONIO, TX 78265-9430.

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

         CLIFFORD A. GLADSON
         Vice President
         Born: November 1950
         Year of Appointment: 2002

         Senior Vice President, Fixed Income Investments, IMCO (9/02-present); Vice President, Fixed Income Investments, IMCO (5/02-9/02); Vice President, Mutual Fund Portfolios, IMCO (12/99-5/02); Assistant Vice President, Fixed Income Investments, IMCO (11/94-12/99). Mr. Gladson also holds the Officer position of Vice President of USAA Life Investment Trust, a registered investment company offering five individual funds.

         STUART WESTER
         Vice President
         Born: June 1947
         Year of Appointment: 2002

         Vice President, Equity Investments, IMCO (1/99-present);
         Vice President, Investment Strategy and Analysis, CAPCO (6/96-1/99). Mr. Wester also holds the Officer position of Vice President of USAA Life Investment Trust, a registered investment company offering five individual funds.

         MARK S. HOWARD
         Secretary
         Born: October 1963
         Year of Appointment: 2002

         Senior Vice President, Life/IMCO/FPS General Counsel, USAA (10/03-present); Senior Vice President, Securities Counsel, USAA (12/02-10/03); Senior Vice President, Securities Counsel & Compliance, IMCO (1/02-12/02); Vice President, Securities Counsel & Compliance, IMCO (7/00-1/02); and Assistant Vice President, Securities Counsel, USAA (2/98-7/00). Mr. Howard also holds the Officer positions of Senior Vice President, Secretary, and Counsel for USAA Life Insurance Company, IMCO, FAI, FPS, and USAA Shareholder Account Services; and Secretary for USAA Life Investment Trust, a registered investment company offering five individual funds.

         DAVID M. HOLMES
         Treasurer
         Born: June 1960
         Year of Appointment: 2001

         Senior Vice President, Life Underwriting, USAA Life Insurance Company (11/04-present); Senior Vice President, Life/IMCO/FPS Senior Financial Officer, USAA (12/02-11/04); Senior Vice President, Senior Financial Officer, IMCO (6/01-12/02); Vice President, Senior Financial Officer,

52

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

         RealCo (12/97-5/01). Mr. Holmes also holds the Officer positions of Senior Vice President, Senior Financial Officer of USAA Life Insurance Company, IMCO, USAA Shareholder Account Services, FAI, and FPS; and Treasurer of USAA Life Investment Trust, a registered investment company offering five individual funds.

         EILEEN M. SMILEY
         Assistant Secretary
         Born: November 1959
         Year of Appointment: 2003

         Vice President, Securities Counsel, USAA (2/04-present); Assistant Vice President, Securities Counsel, USAA (1/03-2/04); Attorney, Morrison & Foerster, LLP (1/99-1/03). Ms. Smiley also holds the Officer position of Vice President and Assistant Secretary of IMCO, FAI, and FPS; and Assistant Secretary of USAA Life Investment Trust, a registered investment company offering five individual funds.

         ROBERTO GALINDO, JR.
         Assistant Treasurer
         Born: November 1960
         Year of Appointment: 2000

         Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present); Assistant Vice President, Mutual Fund Analysis & Support, IMCO (10/01-12/02); Executive Director, Mutual Fund Analysis & Support, IMCO (6/00-10/01); Director, Mutual Fund Analysis, IMCO (9/99-6/00); Vice President, Portfolio Administration, Founders Asset Management LLC (7/98-8/99). Mr. Galindo also holds the Officer position of Assistant Treasurer of USAA Life Investment Trust, a registered investment company offering five individual funds.

         JEFFREY D. HILL
         Chief Compliance Officer
         Born: December 1967
         Year of Appointment: 2004

         Assistant Vice President, Mutual Funds Compliance, USAA
         (9/04-present); Assistant Vice President, Investment Management Administration & Compliance, USAA (12/02-9/04); Assistant Vice President, Investment Management Administration & Compliance, IMCO (9/01-12/02); Senior Manager, Investment Management Assurance and Advisory Services, KPMG LLP (6/98-8/01). Mr. Hill also serves as Chief Compliance Officer of USAA Life Investment Trust, a registered investment company offering five individual funds.

         (1) INDICATES THOSE OFFICERS WHO ARE EMPLOYEES OF USAA INVESTMENT MANAGEMENT COMPANY OR AFFILIATED COMPANIES AND ARE CONSIDERED "INTERESTED PERSONS" UNDER THE INVESTMENT COMPANY ACT OF 1940.

          DIRECTORS        Christopher W. Claus
                           Barbara B. Dreeben
                           Robert L. Mason, Ph.D.
                           Michael F. Reimherr
                           Laura T. Starks, Ph.D.
                           Richard A. Zucker

     ADMINISTRATOR,        USAA Investment Management Company
INVESTMENT ADVISER,        P.O. Box 659453
       UNDERWRITER,        San Antonio, Texas 78265-9825
    AND DISTRIBUTOR

     TRANSFER AGENT        USAA Shareholder Account Services
                           9800 Fredericksburg Road
                           San Antonio, Texas 78288

      CUSTODIAN AND        State Street Bank and Trust Company
   ACCOUNTING AGENT        P.O. Box 1713
                           Boston, Massachusetts 02105

        INDEPENDENT        Ernst & Young LLP
  REGISTERED PUBLIC        100 West Houston St., Suite 1900
    ACCOUNTING FIRM        San Antonio, Texas 78205

          TELEPHONE        Call toll free - Central time
   ASSISTANCE HOURS        Monday - Friday, 7 a.m. to 10 p.m.
                           Saturday, 8:30 a.m. to 5 p.m.
                           Sunday, 10:30 a.m. to 7 p.m.

     FOR ADDITIONAL        (800) 531-8181
  INFORMATION ABOUT        For account servicing, exchanges,
       MUTUAL FUNDS        or redemptions
                           (800) 531-8448

    RECORDED MUTUAL        24-hour service (from any phone)
  FUND PRICE QUOTES        (800) 531-8066

        MUTUAL FUND        (from touch-tone phones only)
     USAA TOUCHLINE        For account balance, last transaction, fund
                           prices, or to exchange or redeem fund shares
                           (800) 531-8777

    INTERNET ACCESS        USAA.COM

THROUGH OUR ONGOING EFFORTS TO REDUCE EXPENSES, YOUR REPORT MAILINGS ARE STREAMLINED. WE DEVELOP MAILING LISTS USING CRITERIA SUCH AS ADDRESS, MEMBER NUMBER, AND SURNAME TO SEND ONE REPORT TO EACH HOUSEHOLD INSTEAD OF SENDING A REPORT TO EVERY REGISTERED OWNER. THIS PRACTICE IS DESIGNED TO REDUCE DUPLICATE COPIES AND SAVE PAPER AND POSTAGE COSTS TO THE FUND. IF YOU PREFER NOT TO PARTICIPATE IN STREAMLINING AND WOULD LIKE TO CONTINUE RECEIVING ONE REPORT PER REGISTERED ACCOUNT OWNER, PLEASE CALL US AND WE WILL BEGIN YOUR INDIVIDUAL DELIVERY WITHIN 30 DAYS OF YOUR REQUEST.

THE FUND FILES ITS COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q. THESE FORMS N-Q ARE AVAILABLE (I) BY CALLING (800) 531-8448; (II) AT USAA.COM; AND (III) ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV. THESE FORMS N-Q ALSO MAY BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING (800) SEC-0330.

                                                        [LOGO OF RECYCLED PAPER]
                                                                Recycled
                                                                  Paper

--------------------------------------------------------------------------------
   [LOGO OF USAA]    9800 Fredericksburg Road                   -------------
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                                                                     U.S.
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          [LOGO OF USAA]          WE KNOW WHAT IT MEANS TO SERVE.(R)
              USAA                ----------------------------------
                                     INSURANCE o MEMBER SERVICES

40856-0505                                   (C)2005, USAA. All rights reserved.

ITEM 2.  CODE OF ETHICS.

On June 25, 2003, the Board of Directors of USAA Tax Exempt Fund Inc. approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No amendments have been made to the Sarbanes Code since it was adopted, and no waivers (explicit or implicit) from a provision of the Sarbanes Code have been granted.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Dr. Laura T. Starks, Ph.D. has been designated as an audit committee financial expert for USAA Tax Exempt Fund, Inc. Dr. Starks has served as a professor of Finance at the University of Texas at Austin since 1987, and has served as the Chair Professor of Finance since 1996. Dr. Starks also has served as a consultant to numerous clients, including accounting firms, on a range of finance, accounting and auditing issues. Dr. Starks is an independent director who serves as a member of the Audit Committee, Pricing and Investment Committee and the Corporate Governance Committee of the Board of Directors of USAA Tax Exempt Fund, Inc.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Tax Exempt Fund, Inc., consists of 10 funds. The aggregate fees billed by the Registrant's independent auditor, Ernst & Young, LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the fiscal years ended March 31, 2005 and 2004 were $183,221 and $175,000, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid by the Registrant for professional services rendered by Ernst & Young, LLP for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended March 31, 2005 and 2004 were $15,500 and $15,000, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. The aggregate fees paid or accrued by the Registrant for professional services rendered by Ernst & Young, LLP for tax services are detailed in the table below:

--------------------------------------------------------------------------------
               Review of Federal,   Quarterly         Review of
               State and City       Diversification   US/UK Tax
               Income and tax       Review under      Treaty and issues
               returns and excise   Subchapter M      related to grantor
               tax calculations                       trust                TOTAL
--------------------------------------------------------------------------------
FYE 3-31-2005     $36,000             $12,107                0           $48,107
FYE 3-31-2004     $34,800             $ 3,000           $1,547           $39,347
--------------------------------------------------------------------------------
TOTAL             $70,800             $15,107           $1,547           $87,454
--------------------------------------------------------------------------------

(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended March 31, 2005 or 2004.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment adviser, IMCO, for fiscal years ended March 31, 2005 and 2004 were $91,107 and $76,347, respectively.

(h) Ernst & Young LLP provided non-audit services to IMCO in 2005 and 2004 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's funds. The Board of Directors/Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to IMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 10.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Tax Exempt Fund, Inc. (Fund) have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation.



ITEM 11.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:


                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUND, INC.
                           USAA TAX-EXEMPT FUND, INC.
                              USAA INVESTMENT TRUST
                            USAA STATE TAX-FREE TRUST
                           USAA LIFE INVESTMENT TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust, USAA State Tax-Free Trust and USAA Life Investment Trust (collectively, the Funds, and each a Company) have adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to each Company's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

   The purpose of the Code is to promote:
   o honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
   o full, fair, accurate, timely and understandable disclosure in reports and documents that each Company files with, or submits to, the SEC and in other public communications made by each Company;
   o     compliance with applicable laws and governmental rules and regulations;
   o prompt internal reporting of violations of the Code to the Chief Legal Officer of each Company, the President of each Company (if the violation concerns the Treasurer) and the Chairman of the Board of Directors/Trustees of each Company; and
   o     accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

A.       DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and IMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for IMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on IMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and IMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically. In addition, it is recognized by each Company's Board of Directors/Trustees (each a Board, and collectively the Boards) that the Covered Officers also may be officers or employees of one or more other investment companies covered by this joint USAA Funds' Code.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

   o use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
   o cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
   o accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds during contract negotiations.
   o accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
             o EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

   o service as a director on the board or an officer of any public or private company, other than a USAA company or a Company, must be approved by the USAA Funds' and IMCO's Code of Ethics Committee and reported to each affected Company.
   o the receipt of any non-nominal (i.e., valued over $25) gifts from any person or entity with which a Company has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of a Company shall be considered the Chief Legal Officer of a Company.
   o the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
   o any ownership interest in, or any consulting or employment relationship with, any of the Company's service providers, other than IMCO or any other USAA company, must be approved by the Chairman of the Board of the Directors/Trustees and reported to each affected Board.
   o any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the Chairman of the Board of Directors/Trustees and reported to each affected Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

   o Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by each Company.

   o Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Directors/Trustees and auditors, and to government regulators and self-regulatory organizations.

   o Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and IMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by a Company with, or submitted to, the SEC, and in other public communications made by the Funds.

   o Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and IMCO's operating policies and procedures.

   o A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.

   o A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of each Company is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA
               Funds' outside counsel or counsel for the Independent Directors/Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the Chairman of the Board of Directors/Trustees and will be considered by the Board of Directors/Trustees.

         B.    REQUIRED REPORTS

         o     EACH COVERED OFFICER MUST:
               o Upon adoption of the Code, affirm in writing to the Boards that he has received, read and understands the Code.
               o Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

         o     THE CHIEF LEGAL OFFICER MUST:
               o report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
               o report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         o INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Company (if the complaint involves the Treasurer), the Chairman of the Board (or for the USAA Life Investment Trust (LIT) the Chairman/CEO of USAA if the complaint involves the Chairman of the LIT Board) and the Chairperson of the Audit Committee any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         o INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the Chairman of the Board or the Chairperson of the Audit Committee direct another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chairman of the Board, or the Board as a whole, may direct the Company's outside counsel or the counsel to the Independent Directors/Trustees (if any) to participate in any investigation under this Code.
         o STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         o VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the Chairman of the Board (and for the USAA LIT the Chairman/CEO of USAA if the violation involves the Chairman of the LIT Board) the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chairperson of the Audit Committee of each Company.

               The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures; (2) notifications to appropriate personnel of IMCO or USAA; (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
               o The Boards of Directors/Trustees understand that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Directors/Trustees will report to the Boards the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of a Company, IMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The USAA Funds' and IMCO's Joint Code of Ethics under Rule 17j-1 under the 1940 Act, and IMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other IMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Directors/Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the appropriate Board of Directors/Trustees and counsel for the Independent Directors/Trustees (if any), the appropriate Company and its counsel, IMCO, and other personnel of USAA as determined by the affected Company's Chief Legal Officer or the Chairman of the Board of Directors/Trustees.

Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003 Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.


                                   APPENDIX A
                                COVERED OFFICERS


TITLE             COMPANY

PRESIDENT         USAA Mutual Fund, Inc.
                  USAA Tax-Exempt Fund, Inc.
                  USAA Investment Trust
                  USAA State Tax-Free Trust
                  USAA Life Investment Trust

TREASURER         USAA Mutual Fund, Inc.
                  USAA Tax-Exempt Fund, Inc.
                  USAA Investment Trust
                  USAA State Tax-Free Trust
                  USAA Life Investment Trust

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  USAA TAX EXEMPT FUND, INC.

By:*     /s/ EILEEN M. SMILEY
         -----------------------------------------------------------
         Signature and Title:  Eileen M. Smiley, Assistant Secretary

Date:    June 2, 2005
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ CHRISTOPHER W. CLAUS
         ----------------------------------------------------
         Signature and Title:  Christopher W. Claus/President

Date:    June 3, 2005
         ------------------------------


By:*     /s/ DAVID HOLMES
         --------------------------------------------
         Signature and Title:  David Holmes/Treasurer

Date:    June 3, 2005
         ------------------------------


*Print the name and title of each signing officer under his or her signature.